ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                   Growth and
                                  Income Fund

                                DECEMBER 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                        INVESTORS BANK AND TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                   BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGER

                                  John Hancock
                             Growth and Income Fund

              U.S. stocks post strong finish, despite volatile year
              -----------------------------------------------------

For stock investors, 1998 was a roller coaster ride. U.S. stocks started the year by climbing sharply, then stalled in the second quarter as uncertainties mounted amidst signs that corporate earnings might fall short of forecasts. During the summer, Asia's financial problems spread to Russia and Latin America, causing a free-fall in even the most established, blue-chip names. By the end of August, the U.S. stock market had tumbled 19% from its mid-July high. The downslide ended when the Federal Reserve cut short-term interest rates in the fall, sending the stock market soaring once again. With strong fourth-quarter gains, the Standard & Poor's 500 Stock Index posted a surprising 28.58% return for the year, including reinvested dividends.

   In this volatile environment, large-company stocks far outpaced smaller-company names with less predictable earnings, and a large part of the market's advance was due to a small handful of select large companies. Furthermore, growth stocks -- those with a history of steady earnings growth --beat value stocks (or stocks selling for less than their worth). The technology sector, which took a hard hit in the third quarter, made an amazing comeback and closed the year with outstanding gains.

   Fortunately, our focus on large-company stocks allowed us to participate in a good part of the market's advance. For the year ended December 31, 1998, John Hancock Growth and Income Fund's Class A and Class B shares returned 15.94% and 15.05%, respectively, at net asset value. The Fund's Class C shares returned 0.83% from inception on May 1, 1998, through year end. Keep in mind that your net

"...focus on large-company stocks allowed us to participate in much of the market's advance."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Growth and Income Fund. Caption below reads "Fund management team members (l-r): "Tim Keefe, Tim Quinlisk and Lisa Welch."]
--------------------------------------------------------------------------------

================================================================================

                   John Hancock Funds - Growth and Income Fund

"...biggest gains came from technology, telecommunications and drug stocks."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Holdings." The first listing is Fuji JGB 4.6%, the second is Tele-Communications, Inc. 4.0%, the third Computer Associates International 3.9%, the fourth Ace, Ltd. 3.7% and the fifth Progressive Corp. 2.8%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. Our focus on value stocks and our lower-than-average stake in the top-performing growth names somewhat hampered performance. However, we were able to match the 15.61% return of the average growth and income fund, according to Lipper Analytical Services, Inc.(1) For historical performance information, please see pages six and seven.

Best and worst

Over the course of the year, our biggest gains came from technology, telecommunications and drug stocks. In the technology sector, we focused on software and service companies that seemed less susceptible to Southeast Asia's problems. Galileo International, a leading provider of airline reservation systems, was one of our largest positions and a top performer, up 57% for the year. In the telecommunications sector, the Fund benefited from owning shares of Lucent Technologies, a company that distributes telecommunications equipment. After its stock price more than doubled, we decided to lock in profits and sell. During the fourth quarter, we bought Tele-Communications, Inc., a cable company that is being acquired by AT&T and whose stock has since appreciated nicely. Newly formed MCI WorldCom was another winner for the Fund, up 137% for the year as investors applauded the creation of a new telecommunications powerhouse that rivals AT&T.

   Finally, we took full advantage of good performance in the drug sector through owning stakes in Eli Lilly, Warner-Lambert, Pharmacia & Upjohn, Inc. and American Home Products. Thanks to strong revenue growth from patents that give drug companies monopolies on their products, new product releases and increased demand from an aging population, drug stocks climbed 47% for the year. Selected other stocks also boosted the Fund's performance, including Progressive Corp., a leading low-cost provider of auto insurance whose stock rose as the company continued to grow premiums at an accelerating pace.

   Unfortunately, it wasn't smooth sailing for all our stock picks. Computer Associates International (CA), the world's second largest software company, expected turmoil overseas to curb its clients' software spending. This led to falling earnings estimates, which halved CA's stock price. Other disappointments came largely from the insurance, finance and energy sectors. In the insurance sector, a weak pricing environment hurt even strong companies like Ace, Ltd., a Bermuda-based reinsurer. TCF Financial Corp., a savings and loan, suffered when the drop in interest rates prompted many homeowners to

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent
Performance...and What's Behind the Numbers". The first listing is Ambac Financial Group followed by an up arrow with the phrase "Increased demand following turmoil overseas." The second listing is Tele-Communications, Inc. followed by an up arrow with the phrase "Acquisition announcement by AT&T." The third listing is Computer Associates International followed by a down arrow with the phrase "Curbed spending by international clients." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

See "Schedule of Investments." Investment holdings are subject to change.

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 15.94% Total return for John Hancock Growth and Income Fund Class A. The second bar represents the 15.05% total return for John Hancock Growth and Income Fund Class B. The third bar represents the 0.83%* total return for John Hancock Growth and Income Fund Class C. The fourth bar represents the 15.61% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Growth and Income Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. *From inception May 1, 1998 to December 31, 1998. "]
--------------------------------------------------------------------------------

refinance at lower rates. As spreads -- the difference between lending and borrowing rates -- narrowed, TCF's earnings slowed and the stock sank. During the market downturn, we scooped up additional shares of all these names because their long-term outlooks remained strong. But we made few changes to our stake in energy stocks, which fell as oil prices reached a 12-year low.

Buys and sells

Our strategy is to sell stocks that have reached their full valuations and to buy names whose prices look cheap compared to other measures such as earnings. During the first half of the year, we pared back some of our finance stocks that had reached high levels following several major merger announcements. When this sector was hammered in the downturn, we were able to buy back the stock of world-class companies like Citigroup and Ambac Financial Group, a leading municipal bond insurer, at attractive prices. We also increased our stake in Fuji Bank, one of Japan's six largest banks. Its preferred stock was selling at especially undervalued prices, so we locked in a very high yield, with the potential for price gains. We believe in the long-term prospects of the bank, which has remained fundamentally sound despite the country's banking problems. By buying its preferred stock, rather than its common stock, we have a more secure position in the bank's capital structure. We also trimmed some of our drug investments, but increased our stake in American Home Products after its plans to acquire Monsanto fell through. Late in the year, we added Mattel, Inc., whose price was cheap relative to its improving prospects from purchasing The Learning Company.

   Going forward, we're optimistic that we'll continue to find more buying opportunities like these. Continued low interest rates, low inflation and moderate economic growth bode well for stocks in 1999. But unrest in international financial markets could continue to rock the stock market here. With prices on large-company growth stocks at or near full valuation, we believe the best opportunities will come from value names and overlooked sectors. Regardless of market conditions, we'll continue to be selective and look for chances to buy stocks in good businesses that are selling at prices below their worth and show evidence of improving prospects.

"...we're optimistic that we'll continue to find more buying opportunities..."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Growth and Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming the all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                         ONE        FIVE         TEN
                                         YEAR       YEARS       YEARS
                                        ------     -------     -------
Cumulative Total Returns                10.12%     130.21%     332.24%
Average Annual Total Returns(1)         10.12%      18.15%      15.76%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                               SINCE
                                         ONE        FIVE     INCEPTION
                                         YEAR       YEARS    (8/22/91)
                                        ------     -------   ---------
Cumulative Total Returns                10.05%     131.67%    195.65%
Average Annual Total Returns(1)         10.05%      18.30%     15.87%

--------------------------------------------------------------------------------
 CLASS C
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                              SINCE
                                                            INCEPTION
                                                             (5/1/98)
                                                            ---------
Cumulative Total Return                                      (0.13%)
Average Annual Total Return(1,2)                             (0.13%)

Notes to Performance

(1) The Adviser agreed to a one-time fee reduction of its management fee of $150,000 for the fiscal year 1998 only. Without the limitation of expenses, the average annualized returns for the one year period would have been 10.10%, 10.03% and (0.14%) for Class A, Class B and Class C shares, respectively.

(2) Not annualized.

================================================================================

                   John Hancock Funds - Growth and Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------
Line chart with the heading John Hancock Growth and Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $53,919 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth and Income Fund, before sales charge, on December 31, 1988, and is equal to $45,484 as of December 31, 1998. The third line represents the same hypothetical investment made in the John Hancock Growth and Income Fund, after sales charge, and is equal to $43,224 as of December 31, 1998.


Line chart with the heading John Hancock Growth and Income Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $37,993 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Growth and Income Fund on August 22, 1991, before sales charge, and is equal to $29,565 as of December 31, 1998.


*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks and rights (cost - $691,150,567) .............     $900,447,993
   Preferred stocks (cost - $50,250,009)  .....................       58,072,313
   Bonds (cost - $2,852,090) ..................................        2,690,000
   Joint repurchase agreement (cost - $4,143,000) .............        4,143,000
   Corporate savings account ..................................           30,637
                                                                    ------------
                                                                     965,383,943
  Receivable for investments sold .............................        5,343,330
  Receivable for shares sold ..................................          565,419
  Dividends receivable ........................................        1,052,432
  Interest receivable .........................................        3,023,728
  Other assets ................................................           62,095
                                                                    ------------
                    Total Assets ..............................      975,430,947
                    ------------------------------------------------------------
Liabilities:
  Payable for forward foreign currency contracts
   sold - Note A ..............................................           70,059
  Payable for shares repurchased ..............................          603,733
  Dividend payable ............................................              349
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ....................................          735,161
  Accounts payable and accrued expenses .......................          147,772
                                                                    ------------
                    Total Liabilities .........................        1,557,074
                    ------------------------------------------------------------
Net Assets:
  Capital paid-in .............................................      746,716,084
  Accumulated net realized gain on investments, financial
   futures contracts and foreign currency transactions ........       10,261,376
  Net unrealized appreciation of investments and foreign
   currency transactions ......................................      216,889,930
  Undistributed net investment income .........................            6,483
                                                                    ------------
                    Net Assets ................................     $973,873,873
                    ============================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
  Class A - $421,217,523/19,813,185 ...........................           $21.26
  ==============================================================================
  Class B - $547,945,193/25,844,073 ...........................           $21.20
  ==============================================================================
  Class C* - $4,711,157/222,178 ...............................           $21.20
  ==============================================================================
Maximum Offering Price Per Share**
  Class A - ($21.26 x 105.26%) ................................           $22.38
  ==============================================================================

 * Class C shares commenced operations on May 1, 1998.
** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Dividends
   (net of foreign withholding taxes of $47,758) ............       $11,382,340
  Interest ..................................................         5,135,939
                                                                    -----------
                                                                     16,518,279
                                                                    -----------
  Expenses:
   Investment management fee - Note B .......................         5,265,071
   Distribution and service fee - Note B
     Class A ................................................           941,943
     Class B ................................................         4,637,383
     Class C ................................................            18,961
   Transfer agent fee - Note B ..............................         1,808,054
   Registration and filing fees .............................           309,850
   Custodian fee ............................................           165,902
   Financial services fee - Note B ..........................           134,234
   Trustees' fees ...........................................            53,167
   Printing .................................................            47,389
   Auditing fee .............................................            34,246
   Miscellaneous ............................................            19,959
   Legal fees ...............................................            10,182
                                                                    -----------
                    Total Expenses ..........................        13,446,341
                    -----------------------------------------------------------
                    Less Management Fee Reduction
                    - Note B ................................          (150,000)
                    -----------------------------------------------------------
                    Net Expenses ............................        13,296,341
                    -----------------------------------------------------------
                    Net Investment Income ...................         3,221,938
                    -----------------------------------------------------------
Realized and Unrealized Gain (Loss) on
Investments, Financial Futures Contracts
and Foreign Currency Transactions:
  Net realized gain on investments sold .....................        39,201,072
  Net realized gain on financial futures contracts ..........         5,940,355
  Net realized loss on foreign currency transactions ........          (289,762)
  Change in net unrealized appreciation/depreciation
   of investments ...........................................        64,108,556
  Change in net unrealized appreciation/depreciation
   of foreign currency transactions .........................           (70,083)
                                                                    -----------
                    Net Realized and Unrealized Gain
                    on Investments, Financial Futures
                    Contracts and Foreign Currency
                    Transactions ............................       108,890,138
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ...............      $112,112,076
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Statement of Changes in Net Assets
-------------------------------------------------------------------------------

                                                                               YEAR ENDED DECEMBER 31,
                                                                            ----------------------------
                                                                                1997            1998
                                                                            ------------    ------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ................................................     $1,207,231      $3,221,938
   Net realized gain on investments sold, financial futures contracts and
    foreign currency transactions .......................................     63,063,227      44,851,665
   Change in net unrealized appreciation/depreciation of investments ....     72,108,994      64,038,473
                                                                            ------------    ------------
     Net Increase in Net Assets Resulting from Operations ...............    136,379,452     112,112,076
                                                                            ------------    ------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.0738 and $0.1410 per share, respectively) ............       (804,990)     (2,610,127)
     Class B - ($0.0096 and $0.0250 per share, respectively) ............       (101,491)       (602,073)
     Class C** - (none and $0.0224 per share, respectively) .............             --          (4,251)
   Distributions from net realized gain on investments sold
     Class A - ($1.9164 and $0.9336 per share, respectively) ............    (24,541,840)    (17,816,814)
     Class B - ($1.9164 and $0.9336 per share, respectively) ............    (26,375,037)    (23,024,612)
     Class C** - (none and $0.9336 per share, respectively) .............             --        (192,691)
                                                                            ------------    ------------
     Total Distributions to Shareholders ................................    (51,823,358)    (44,250,568)
                                                                            ------------    ------------
From Fund Share Transactions - Net: * ...................................    249,537,997     262,365,255
                                                                            ------------    ------------
Net Assets:
   Beginning of period ..................................................    309,553,019     643,647,110
                                                                            ------------    ------------
   End of period (including undistributed net investment income of
    $294,359 and $6,483, respectively) ..................................   $643,647,110    $973,873,873
                                                                            ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                         YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                                   1997                            1998
                                                                       ----------------------------    ----------------------------
                                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                                       ------------    ------------    ------------    ------------
CLASS A
   Shares sold .....................................................      9,873,058    $181,540,264      10,256,114    $212,230,572
   Shares issued in reorganization - Note E ........................      1,152,430      17,941,944              --              --
   Shares issued to shareholders in reinvestment of distributions ..      1,192,715      22,651,383         912,189      18,363,770
                                                                       ------------    ------------    ------------    ------------
                                                                         12,218,203     222,133,591      11,168,303     230,594,342
   Less shares repurchased .........................................     (6,968,165)   (124,529,510)     (7,052,875)   (144,843,808)
                                                                       ------------    ------------    ------------    ------------
   Net increase ....................................................      5,250,038     $97,604,081       4,115,428     $85,750,534
                                                                       ============    ============    ============    ============
CLASS B
   Shares sold .....................................................      8,763,042    $168,420,351      13,511,072    $280,419,339
   Shares issued in reorganization - Note E ........................      2,252,005      34,935,449              --              --
   Shares issued to shareholders in reinvestment of distributions ..      1,237,669      23,549,294       1,027,830      20,598,337
                                                                       ------------    ------------    ------------    ------------
                                                                         12,252,716     226,905,094      14,538,902     301,017,676
   Less shares repurchased .........................................     (3,973,150)    (74,971,178)     (6,320,416)   (129,060,866)
                                                                       ------------    ------------    ------------    ------------
   Net increase ....................................................      8,279,566    $151,933,916       8,218,486    $171,956,810
                                                                       ============    ============    ============    ============
CLASS C**
   Shares sold .....................................................             --              --         234,157      $4,901,912
   Shares issued to shareholders in reinvestment of distributions ..             --              --           8,695         174,231
                                                                       ------------    ------------    ------------    ------------
                                                                                 --              --         242,852       5,076,143
   Less shares repurchased .........................................             --              --         (20,674)       (418,232)
                                                                       ------------    ------------    ------------    ------------
   Net increase ....................................................             --              --         222,178      $4,657,911
                                                                       ============    ============    ============    ============

** Class C shares commenced operations on May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                       YEAR ENDED AUGUST 31,          PERIOD FROM        YEAR ENDED DECEMBER 31,
                                                ---------------------------------- SEPTEMBER 1, 1996 TO ------------------------
                                                  1994        1995(3)       1996   DECEMBER 31, 1996(6)   1997            1998
                                                --------     --------     --------      --------        --------        --------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......    $12.08       $11.42       $13.38        $15.07          $15.62          $19.32
                                                --------     --------     --------      --------        --------        --------
   Net Investment Income(1) ..................      0.32         0.21         0.19          0.05            0.12            0.16
   Net Realized and Unrealized Gain (Loss)
     on Investments, Financial Futures
     Contracts and Foreign Currency
     Transactions ............................     (0.61)        1.95         1.84          2.15            5.57            2.85
                                                --------     --------     --------      --------        --------        --------
     Total from Investment Operations ........     (0.29)        2.16         2.03          2.20            5.69            3.01
                                                --------     --------     --------      --------        --------        --------
   Less Distributions:
   Dividends from Net Investment Income ......     (0.37)       (0.20)       (0.19)        (0.08)          (0.07)          (0.14)
   Distributions from Net Realized Gain on
     Investments Sold ........................        --           --        (0.15)        (1.57)          (1.92)          (0.93)
                                                --------     --------     --------      --------        --------        --------
     Total Distributions .....................     (0.37)       (0.20)       (0.34)        (1.65)          (1.99)          (1.07)
                                                --------     --------     --------      --------        --------        --------
   Net Asset Value, End of Period ............    $11.42       $13.38       $15.07        $15.62          $19.32          $21.26
                                                ========     ========     ========      ========        ========        ========
   Total Investment Return at Net Asset
     Value(2) ................................     (2.39%)      19.22%       15.33%        14.53%(4)       36.71%          15.94%
   Total Adjusted Investment Return at Net
     Asset Value(2) ..........................        --           --           --            --              --           15.92%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..  $121,160     $130,183     $139,548      $163,154        $303,313        $421,218
   Ratio of Expenses to Average Net Assets ...      1.31%        1.30%        1.17%         1.22%(5)        1.12%           1.16%(8)
   Ratio of Net Investment Income to
     Average Net Assets ......................      2.82%        1.82%        1.28%         0.85%(5)        0.65%           0.79%(8)
   Portfolio Turnover Rate ...................       195%          99%          74%           26%            102%(7)          64%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                       YEAR ENDED AUGUST 31,          PERIOD FROM        YEAR ENDED DECEMBER 31,
                                                ---------------------------------- SEPTEMBER 1, 1996 TO ------------------------
                                                  1994        1995(3)       1996   DECEMBER 31, 1996(6)   1997            1998
                                                --------     --------     --------      --------        --------        --------
CLASS B
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......    $12.10       $11.44       $13.41        $15.10          $15.66          $19.31
                                                --------     --------     --------      --------        --------        --------
   Net Investment Income (Loss)(1) ...........      0.24         0.13         0.08          0.01           (0.02)           0.01
   Net Realized and Unrealized Gain (Loss)
     on Investments, Financial Futures
     Contracts and Foreign Currency
     Transactions ............................     (0.61)        1.96         1.85          2.14            5.60            2.84
                                                --------     --------     --------      --------        --------        --------
     Total from Investment Operations ........     (0.37)        2.09         1.93          2.15            5.58            2.85
                                                --------     --------     --------      --------        --------        --------
   Less Distributions:
   Dividends from Net Investment Income ......     (0.29)       (0.12)       (0.09)        (0.02)          (0.01)          (0.03)
   Distributions from Net Realized Gain
     on Investments Sold .....................        --           --        (0.15)        (1.57)          (1.92)          (0.93)
                                                --------     --------     --------      --------        --------        --------
     Total Distributions .....................     (0.29)       (0.12)       (0.24)        (1.59)          (1.93)          (0.96)
                                                --------     --------     --------      --------        --------        --------
   Net Asset Value, End of Period ............    $11.44       $13.41       $15.10        $15.66          $19.31          $21.20
                                                ========     ========     ========      ========        ========        ========
   Total Investment Return at Net Asset
     Value(2) ................................     (3.11%)      18.41%       14.49%        14.15%(4)       35.80%          15.05%
   Total Adjusted Investment Return at Net
     Asset Value(2) ..........................        --           --           --            --              --           15.03%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..  $114,025     $114,723     $125,781      $146,399        $340,334        $547,945
   Ratio of Expenses to Average Net Assets ...      2.06%        2.03%        1.90%         1.98%(5)        1.87%           1.91%(8)
   Ratio of Net Investment Income (Loss) to
     Average Net Assets ......................      2.07%        1.09%        0.55%         0.10%(5)       (0.10%)          0.05%(8)
   Portfolio Turnover Rate ...................       195%          99%          74%           26%            102%(7)          64%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                          PERIOD
                                                                                     FROM MAY 1, 1998
                                                                                     (COMMENCEMENT OF
                                                                                      OPERATIONS) TO
                                                                                    DECEMBER 31, 1998
                                                                                    -----------------
CLASS C
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..........................................       $22.03
                                                                                         ------
   Net Investment Income(1) ......................................................         0.03
   Net Realized and Unrealized Gain on Investments, Financial Futures Contracts
     and Foreign Currency Transactions ...........................................         0.09
                                                                                         ------
     Total from Investment Operations ............................................         0.12
                                                                                         ------
   Less Distributions:
   Dividends from Net Investment Income ..........................................        (0.02)
   Distributions from Net Realized Gain on Investments Sold ......................        (0.93)
                                                                                         ------
     Total Distributions .........................................................        (0.95)
                                                                                         ------
   Net Asset Value, End of Period ................................................       $21.20
                                                                                         ======
   Total Investment Return at Net Asset Value(2) .................................         0.83%(4)
   Total Adjusted Investment Return at Net Asset Value(2) ........................         0.82%(4)
   Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ......................................       $4,711
   Ratio of Expenses to Average Net Assets .......................................         1.92%(5)
   Ratio of Net Investment Income to Average Net Assets ..........................         0.28%(5)
   Portfolio Turnover Rate .......................................................           64%

(1) Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.
(4) Not annualized.
(5) Annualized.
(6) Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.
(7) Portfolio turnover rate excludes merger activity.
(8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the Fund reflect reductions of less than $0.01 per share. Absent such reductions the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Growth and Income Fund on December 31, 1998. It's divided into four main categories: common stocks and rights, preferred stocks, bonds and short-term investments. The common stocks and rights, preferred stocks and bonds are further broken down by industry groups. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES      VALUE
-------------------                                ----------------     ------
COMMON STOCKS
Aerospace (1.94%)
   Northrop Grumman Corp. .........................       70,000      $5,118,750
   Raytheon Co. (Class A) .........................       98,000       5,065,375
   United Technologies Corp. ......................       80,000       8,700,000
                                                                     -----------
                                                                      18,884,125
                                                                     -----------
Automobile/Trucks (0.27%)
   Dollar Thrifty Automotive Group, Inc. * ........      200,000       2,575,000
                                                                     -----------
Banks - United States (3.43%)
   Bank One Corp. .................................      179,548       9,168,170
   TCF Financial Corp. ............................    1,000,000      24,187,500
                                                                     -----------
                                                                      33,355,670
                                                                     -----------
Beverages (1.01%)
   Anheuser-Busch Cos., Inc. ......................      150,000       9,843,750
                                                                     -----------
Broker Services (1.55%)
   Bear Stearns Cos., Inc. ........................      300,000      11,212,500
   Paine Webber Group, Inc. .......................      100,000       3,862,500
                                                                     -----------
                                                                      15,075,000
                                                                     -----------
Business Services - Misc. (2.29%)
   ACNielsen Corp.* ...............................      290,791       8,214,846
   Dun & Bradstreet Corp. .........................       90,000       2,840,625
   H & R Block, Inc. ..............................      250,000      11,250,000
                                                                     -----------
                                                                      22,305,471
                                                                     -----------
Chemicals (2.65%)
   Hoechst AG, American Depositary Receipt
     (ADR) (Germany) ..............................       86,800       3,558,800
   Monsanto Co. ...................................      402,200      19,104,500
   Solutia, Inc. ..................................      139,400       3,119,075
                                                                     -----------
                                                                      25,782,375
                                                                     -----------
Computers (7.87%)
   Automatic Data Processing, Inc. ................       67,500       5,412,656
   Cisco Systems, Inc.* ...........................      100,000       9,281,250
   Computer Associates International, Inc. ........      890,100      37,940,512
   Electronic Data Systems Corp. ..................      400,000      20,100,000
   Pathways Group, Inc. (The)* ....................       80,000       1,365,000
   Quantum Corp.* .................................      120,000       2,550,000
                                                                     -----------
                                                                      76,649,418
                                                                     -----------
Diversified Operations (1.53%)
   Canadian Pacific, Ltd. (Canada) ................      244,200       4,609,275
   Loews Corp. ....................................      105,000      10,316,250
                                                                     -----------
                                                                      14,925,525
                                                                     -----------
Electronics (2.73%)
   CIENA Corp.* ...................................        3,000          43,875
   Novellus Systems, Inc.* ........................       70,200       3,474,900
   SCI Systems, Inc.* .............................      400,000      23,100,000
                                                                     -----------
                                                                      26,618,775
                                                                     -----------
Energy (0.64%)
   CalEnergy Co., Inc.* ...........................      178,980       6,208,369
                                                                     -----------
Finance (6.93%)
   Ambac Financial Group, Inc. ....................      409,100      24,622,706
   American Express Co. ...........................       60,000       6,135,000
   Astoria Financial Corp. ........................       50,000       2,287,500
   Citigroup, Inc. ................................      507,500      25,121,250
   FIRSTPLUS Financial Group, Inc.* ...............       60,000         165,000
   Morgan Stanley, Dean Witter,
     Discover & Co. ...............................       75,000       5,325,000
   Washington Mutual, Inc. ........................      100,800       3,849,300
                                                                     -----------
                                                                      67,505,756
                                                                     -----------
Food (1.36%)
   Bestfoods ......................................      153,000       8,147,250
   IBP, inc .......................................      176,400       5,137,650
                                                                     -----------
                                                                      13,284,900
                                                                     -----------
Insurance (10.39%)
   Ace, Ltd. (Bermuda) ............................    1,040,900      35,845,994
   Allstate Corp. (The) ...........................      230,300       8,895,337
   CMAC Investment Corp. ..........................       40,000       1,837,500
   Financial Security Assurance
     Holdings, Ltd. ...............................      210,000      11,392,500
   MBIA, Inc. .....................................       50,000       3,278,125

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES      VALUE
-------------------                                ----------------     ------
Insurance (continued)
   Mitsui Marine and Fire Insurance Co.,
     Ltd. (Japan) .................................      450,500      $2,376,387
   PMI Group, Inc. (The) ..........................      135,000       6,665,625
   Progressive Corp. ..............................      160,105      27,117,784
   UNUM Corp. .....................................       64,500       3,765,187
                                                                     -----------
                                                                     101,174,439
                                                                     -----------
Leisure (5.56%)
   Disney (Walt) Co. (The) ........................      200,000       6,000,000
   Galileo International, Inc. ....................      466,600      20,297,100
   Hilton Hotels Corp. ............................       70,300       1,344,487
   Mattel, Inc. ...................................    1,161,000      26,485,312
                                                                     -----------
                                                                      54,126,899
                                                                     -----------
Media (7.64%)
   CBS Corp.* .....................................      174,000       5,698,500
   Central Newspapers, Inc. (Class A) .............      175,000      12,501,562
   Harcourt General, Inc. .........................      224,000      11,914,000
   News Corp., Ltd. (ADR) (Australia) .............      200,000       5,287,500
   Scripps (E.W.) Co.  (Class A)  .................        5,000         248,750
   Tele-Communications, Inc. (Class A)* ...........      700,000      38,718,750
                                                                     -----------
                                                                      74,369,062
                                                                     -----------
Medical (9.50%)
   American Home Products Corp. ...................      379,500      21,370,594
   Baxter International, Inc. .....................      200,000      12,862,500
   DENTSPLY International, Inc. ...................      163,000       4,197,250
   Johnson & Johnson ..............................       45,000       3,774,375
   Lilly (Eli) & Co. ..............................      128,000      11,376,000
   Pharmacia & Upjohn, Inc. .......................      185,000      10,475,625
   Respironics, Inc.* .............................       87,600       1,754,742
   Schering-Plough Corp. ..........................       96,000       5,304,000
   Warner-Lambert Co. .............................      145,000      10,902,188
   Wellpoint Health Networks, Inc.* ...............      120,700      10,500,900
                                                                     -----------
                                                                      92,518,174
                                                                     -----------
Mortgage Banking (1.99%)
   Fannie Mae .....................................      165,000      12,210,000
   Freddie Mac ....................................      112,000       7,217,000
                                                                     -----------
                                                                      19,427,000
                                                                     -----------
Oil & Gas (4.53%)
   Coastal Corp. (The) ............................       34,000       1,187,875
   Columbia Energy Group ..........................       16,500         952,875
   Conoco, Inc. (Class A)* ........................      460,300       9,608,762
   Mobil Corp. ....................................      139,000      12,110,375
   Phillips Petroleum Co. .........................      150,000       6,393,750
   Triton Energy, Ltd.* ...........................      341,200       2,708,275
   YPF Sociedad Anonima
     (ADR) (Argentina) ............................      400,000      11,175,000
                                                                     -----------
                                                                      44,136,912
                                                                     -----------
Retail (1.35%)
   SED International Holdings, Inc.* ..............       43,600         190,750
   SYSCO Corp. ....................................      300,000       8,231,250
   Wal-Mart Stores, Inc. ..........................       58,000       4,723,375
                                                                     -----------
                                                                      13,145,375
                                                                     -----------
Telecommunications (5.42%)
   AirTouch Communications, Inc. * ................       70,300       5,070,388
   American Tower Corp. (Class A)* ................       10,900         322,231
   Bell Atlantic Corp. ............................       60,220       3,191,660
   Commonwealth Telephone
     Enterprises, Inc. ............................       77,420       2,593,570
   MCI WorldCom, Inc.* ............................      298,536      21,419,958
   MediaOne Group, Inc. * .........................      395,100      18,569,700
   Northern Telecom, Ltd. (Canada) ................       21,000       1,052,625
   U S WEST, Inc. .................................        8,247         532,962
                                                                     -----------
                                                                      52,753,094
                                                                     -----------
Tobacco (1.45%)
   Philip Morris Cos., Inc. .......................      264,800      14,166,800
                                                                     -----------
Transport (3.89%)
   Burlington Northern Santa Fe Corp. .............      261,000       8,808,750
   CSX Corp. ......................................       86,100       3,573,150
   GATX Corp. .....................................      150,000       5,681,250
   KLM Royal Dutch Airlines N.V.
     (Netherlands) ................................      470,800      14,124,000
   Northwest Airlines Corp.* ......................      222,672       5,692,053
                                                                     -----------
                                                                      37,879,203
                                                                     -----------
Utilities (6.54%)
   ALLTEL Corp. ...................................      153,328       9,170,931
   Atmos Energy Corp. .............................       54,000       1,741,500
   Bay State Gas Co. ..............................       36,800       1,465,100
   BEC Energy .....................................       46,000       1,894,625
   BellSouth Corp. ................................       40,000       1,995,000
   CMS Energy Corp. ...............................       47,000       2,276,563
   DTE Energy Co. .................................       30,000       1,286,250
   Eastern Enterprises ............................       27,000       1,181,250
   Edison International ...........................       33,000         919,875
   El Paso Energy Corp. ...........................       29,000       1,009,563
   Energen Corp. ..................................      100,000       1,950,000
   Florida Progress Corp. .........................       26,500       1,187,531
   IPALCO Enterprises, Inc. .......................       29,000       1,607,688
   KeySpan Energy .................................      134,140       4,158,340

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

                                                                        MARKET
ISSUER, DESCRIPTION                                NUMBER OF SHARES      VALUE
-------------------                                ----------------     ------
Utilities (continued)
   KN Energy, Inc. ................................       25,000        $909,375
   MDU Resources Group, Inc. ......................       52,500       1,381,406
   National Fuel Gas Co. ..........................       36,000       1,626,750
   New England Electric System ....................       37,000       1,780,625
   Niagara Mohawk Power Corp.* ....................       75,000       1,209,375
   NUI Corp. ......................................       52,000       1,394,250
   PacifiCorp .....................................       50,000       1,053,125
   People's Energy Corp. ..........................       30,000       1,196,250
   Potomac Electric Power Co. .....................       23,000         605,188
   PowerGen Plc (ADR) (United Kingdom) ............       13,000         695,500
   Providence Energy Corp. ........................       42,000         882,000
   Puget Sound Energy, Inc. .......................       32,000         892,000
   SBC Communications, Inc. .......................      110,000       5,898,750
   Sempra Energy ..................................       75,190       1,907,946
   Sierra Pacific Resources .......................       30,000       1,140,000
   Southern Co. ...................................       36,000       1,046,250
   Texas Utilities Co. ............................       14,500         676,969
   UtiliCorp United, Inc. .........................       47,000       1,724,313
   Washington Gas Light Co. .......................       36,000         976,500
   Washington Water Power Co. .....................       48,500         933,625
   Wicor, Inc. ....................................       60,200       1,313,113
   Williams Cos., Inc. ............................       56,000       1,746,500
   Yankee Energy System, Inc. .....................       31,000         902,875
                                                                    ------------
                                                                      63,736,901
                                                                    ------------

RIGHTS
Oil & Gas (0.00%)
   Triton Energy, Ltd.* ...........................       24,567              --
                                                                    ------------
                                       TOTAL RIGHTS
                                          (Cost $0)       (0.00%)             --
                                                        --------    ------------
                     TOTAL COMMON STOCKS AND RIGHTS
                                (Cost $691,150,567)      (92.46%)    900,447,993
                                                        --------    ------------

PREFERRED STOCKS
Banks - Foreign (4.55%)
   Fuji JGB Inv LLC, 9.87%, Ser A (Japan)  (R) ....       59,910      44,333,400
                                                                    ------------
Banks - United States (0.14%)
   Chase Manhattan Corp., 10.84%, Ser C ...........       44,900       1,330,163
                                                                    ------------
Broker Services (0.78%)
   Salomon, Inc., 7.625%, Ser FSA .................      165,000       7,590,000
                                                                    ------------
Telecommunications (0.16%)
   Sprint Corp., 8.25% ............................       19,000       1,567,500
                                                                    ------------
Tobacco (0.15%)
   DECS Trust, 8.50% ..............................      155,000       1,453,125
                                                                    ------------
Utilities (0.18%)
   El Paso Tennessee Pipeline Co., 8.25%, Ser A ...       19,000       1,033,125
   MCN Michigan, L.P., 9.375%, Ser A ..............       30,000         765,000
                                                                    ------------
                                                                       1,798,125
                                                                    ------------
                             TOTAL PREFERRED STOCKS
                                 (Cost $50,250,009)       (5.96%)     58,072,313
                                                        --------    ------------

                                INTEREST     CREDIT    PAR VALUE
                                  RATE      RATING** (000s OMITTED)
                                --------    -------- --------------
BONDS
Government - Foreign (0.28%)
   Brazil, Republic of,
     Bond  (Brazil)
     05-15-27 .................  10.125%        BB-       $4,000       2,690,000
                                                                    ------------
                                        TOTAL BONDS
                                  (Cost $2,852,090)       (0.28%)      2,690,000
                                                        --------    ------------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.43%)
  Investment in a joint repurchase
   agreement transaction with
   SBC Warburg, Inc. - Dated
   12-31-98, due 01-04-99
   (Secured by U.S. Treasury
   Bonds, 6.250% thru 9.125%,
   due 05-15-18 thru 08-15-23)
   - Note A ...................   4.750                    4,143       4,143,000
                                                                    ------------
Corporate Savings Account (0.00%)
  Investors Bank & Trust Company
   Daily Interest Savings Account
   Current Rate 4.00% .............................                       30,637
                                                                    ------------
                       TOTAL SHORT-TERM INVESTMENTS       (0.43%)      4,173,637
                                                        --------    ------------
                                  TOTAL INVESTMENTS      (99.13%)    965,383,943
                                                        --------    ------------
                  OTHER ASSETS AND LIABILITIES, NET       (0.87%)      8,489,930
                                                        --------    ------------
                                   TOTAL NET ASSETS     (100.00%)   $973,873,873
                                                        ========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                   John Hancock Funds - Growth and Income Fund

NOTES TO THE SCHEDULE OF INVESTMENTS

 * Non-income producing security.

** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

(R)This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $44,333,400 or 4.55% of net assets as of December 31, 1998.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Growth and Income Fund (the "Fund"), John Hancock Real Estate Fund, John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. Additionally, net currency losses of $46,367 attributable to security transactions incurred after October 31, 1998 are treated as arising on the first day (January 1, 1999) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The fund had no borrowing activity for the year ended December 31, 1998.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   Open forward foreign currency contracts sold at December 31, 1998, were as follows:

                   PRINCIPAL AMOUNT      EXPIRATION        UNREALIZED
CURRENCY          COVERED BY CONTRACT       MONTH         DEPRECIATION
--------          -------------------    ----------       ------------
Japanese Yen          258,827,182          MAR 99           $70,059
                                                            =======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to 0.625% of the Fund's average daily net asset value. The Adviser agreed to a one-time reduction of its management fee of $150,000 for the fiscal year 1998 only.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $2,528,532. Out of this amount, $379,231 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,484,473 was paid as sales commissions to unrelated broker-dealers and $664,828 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1998, contingent deferred sales charges amounted to $834,182.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended December 31, 1998, contingent deferred sales charges amounted to $2,044.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $2,349.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $801,970,518 and $485,358,143, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies during the year ended December 31, 1998, aggregated none and $11,560,680, respectively.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                   John Hancock Funds - Growth and Income Fund

   The cost of investments owned at December 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $751,289,857. Gross unrealized appreciation and depreciation of investments aggregated $257,947,942 and $43,884,493, respectively, resulting in net unrealized appreciation of $214,063,449.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1998, the Fund has reclassified amounts to reflect an increase in capital paid-in of $2,523,689, a decrease in accumulated net realized gain on investments, financial futures contracts and foreign currency transactions of $2,230,326 and a decrease in accumulated net investment income of $293,363. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

NOTE E -
REORGANIZATION

On November 12, 1997 the shareholders of John Hancock Utilities Fund ("JHUF") approved a plan of reorganization between JHUF and the Fund providing for the transfer of substantially all of the assets and liabilities of JHUF to the Fund in exchange solely for Class A shares and Class B shares of the Fund. The acquisition was accounted for as a tax free exchange of 1,152,430 Class A shares and 2,252,005 Class B shares of the Fund for the net assets of JHUF, which amounted to $22,250,320 and $43,474,047 for Class A and Class B shares, respectively, including $12,846,974 of unrealized appreciation, after the close of business at December 5, 1997.

================================================================================

                   John Hancock Funds - Growth and Income Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Growth and Income Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Growth and Income Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Growth and Income Fund portfolio of John Hancock Investment Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 1999


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1998.

   99.06% of the distributions qualify for the dividends received deduction available to corporations.

   The Fund designated distributions of $43,532,084 as a capital gain dividend.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January of 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.

======================================NOTES=====================================

                   John Hancock Funds - Growth and Income Fund

================================================================================

                                                                 ---------------
       [LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
              A Global Investment Management Firm                  U.S. Postage
                                                                       PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                       Permit No. 75
       INTERNET: www.jhancock.com/funds                          ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Growth and Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             5000A 12/98
                                                                            2/99

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                   Real Estate
                                      Fund

                                DECEMBER 31, 1998


                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                          BROWN BROTHERS HARRIMAN & CO.
                                 40 WATER STREET
                           BOSTON, MASSACHUSETTS 02109

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                                125 SUMMER STREET
                        BOSTON, MASSACHUSETTS 02110-1617

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                      John Hancock Funds - Real Estate Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The table on the right shows the cumulative total return and the average annual total return for the John Hancock Real Estate Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming the all distributions were reinvested.

Class A share total return figures include the maximum applicable sales charge of 5.00%.

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998
                                                               SINCE
                                                             INCEPTION
                                                             (9/30/98)
                                                             ---------
Cumulative Total Return                                       (4.58%)
Average Annual Total Return (1,2)                             (4.58%)

Notes to Performance

(1)   Not annualized.

(2) The Adviser has agreed to limit the Fund's expenses to 1.35% (not including 12b-1 fee) of the Fund's daily average net assets. Without the limitation of expenses, the cumulative total return for the period since inception would have been (6.65%).

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common stocks  (cost - $932,361) .............................      $928,538
   Corporate savings account ....................................        65,963
                                                                    -----------
                                                                        994,501
  Receivable for investments sold ...............................        21,173
  Receivable from John Hancock Advisers, Inc.
   and affiliates - Note B ......................................        18,792
  Dividends receivable ..........................................         8,720
                                                                    -----------
                    Total Assets ................................     1,043,186
                    -----------------------------------------------------------
Liabilities:
  Payable for investments purchased .............................        14,537
  Accounts payable and accrued expenses .........................        22,935
                                                                    -----------
                    Total Liabilities ...........................        37,472
                    -----------------------------------------------------------
Net Assets:
  Paid-in capital ...............................................     1,013,211
  Accumulated net realized loss on investments ..................        (6,163)
  Net unrealized depreciation of investments ....................        (3,823)
  Undistributed net investment income ...........................         2,489
                                                                    -----------
                    Net Assets ..................................    $1,005,714
                    ===========================================================

Net Asset Value Per Share:
  (Based on net asset value and shares of beneficial
   interest outstanding - unlimited number of shares
   authorized with no par value)
   Class A - $1,005,714/101,325 .................................         $9.93
   ============================================================================
Maximum Offering Price Per Share*
  ($9.93 x 105.26%) .............................................        $10.45
   ============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
For the period from September 30, 1998
(commencement of operations)
to December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Dividends ....................................................        $16,994
  Interest .....................................................          1,518
                                                                    -----------
                                                                         18,512
                                                                    -----------
  Expenses:
   Auditing fee ................................................         10,000
   Custodian fee ...............................................          9,000
   Legal fees ..................................................          2,025
   Investment management fee - Note B ..........................          2,008
   Distribution and service fee - Note B .......................            753
   Printing ....................................................            555
   Transfer agent fee - Note B .................................            300
   Financial services fee - Note B .............................             36
   Miscellaneous ...............................................             30
   Trustees' fees ..............................................             25
                                                                    -----------
                    Total Expenses .............................         24,732
                    -----------------------------------------------------------
                    Less Expense Reductions
                    - Note B ...................................        (20,589)
                    -----------------------------------------------------------
                    Net Expenses ...............................          4,143
                    -----------------------------------------------------------
                    Net Investment Income ......................         14,369
                    -----------------------------------------------------------

Realized and Unrealized Loss on Investments:
  Net realized loss on investments sold ........................         (6,163)
  Change in net unrealized appreciation/depreciation
   of investments ..............................................         (3,823)
                                                                    -----------
                    Net Realized and Unrealized
                    Loss on Investments ........................         (9,986)
                    -----------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations                            $4,383
                    ===========================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                  FOR THE PERIOD FROM
                                                                                  SEPTEMBER 30, 1998
                                                                             (COMMENCEMENT OF OPERATIONS)
                                                                                 TO DECEMBER 31, 1998
                                                                                 --------------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income .........................................................         $14,369
  Net realized loss on investments sold .........................................          (6,163)
  Change in net unrealized appreciation/depreciation of investments .............          (3,823)
                                                                                      -----------
   Net Increase in Net Assets Resulting from Operations .........................           4,383
                                                                                      -----------
From Distributions to Shareholders:
  Distributions from net investment income
   Class A - ($0.1173 per share) ................................................         (11,880)
                                                                                      -----------
From Fund Share Transactions - Net: * ...........................................       1,013,211
                                                                                      -----------
Net Assets:
  End of period (including undistributed net investment income of $2,489) .......      $1,005,714
                                                                                      ===========

*Analysis of Fund Share Transactions:

                                                        FOR THE PERIOD FROM
                                                        SEPTEMBER 30, 1998
                                                    (COMMENCEMENT OF OPERATIONS)
                                                        TO DECEMBER 31, 1998
                                                        ---------------------
                                                         SHARES      AMOUNT
                                                        -------    ----------
CLASS A
Shares sold..........................................   102,524    $1,025,004
Less shares repurchased..............................    (1,199)      (11,793)
                                                        -------    ----------
Net increase.........................................   101,325    $1,013,211
                                                        =======    ==========

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed for the period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the period, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                            FOR THE PERIOD FROM
                                                                                            SEPTEMBER 30, 1998
                                                                                       (COMMENCEMENT OF OPERATIONS)
                                                                                           TO DECEMBER 31, 1998
                                                                                           --------------------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period..........................................................   $10.00
                                                                                                   ------
  Net Investment Income(1)......................................................................     0.14
  Net Realized and Unrealized Loss on Investments...............................................    (0.09)
                                                                                                   ------
     Total From Investment Operations...........................................................     0.05
                                                                                                   ------
  Less Distributions:
   Dividends from Net Investment Income ........................................................    (0.12)
                                                                                                   ------
  Net Asset Value, End of Period................................................................    $9.93
                                                                                                   ======
  Total Investment Return at Net Asset Value (2)................................................     0.47%(5)
  Total Adjusted Investment Return at Net Asset Value (2,3).....................................    (1.60%)(5)

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted)......................................................   $1,006
  Ratio of Expenses to Average Net Assets ......................................................     1.65%(6)
  Ratio of Adjusted Expenses to Average Net Assets (4)..........................................     9.85%(6)
  Ratio of Net Investment Income to Average Net Assets .........................................     5.72%(6)
  Ratio of Adjusted Net Investment Loss to Average Net Assets (4)...............................    (2.48%)(6)
  Portfolio Turnover Rate.......................................................................      109%
  Fee Reduction Per Share (1)...................................................................    $0.20

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the period shown.
(4)   Unreimbursed, without fee reduction.
(5)   Not annualized.
(6)   Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for the period indi cated: net investment income, gains (losses), dividends and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed for the period. Additionally, important rela tionships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

Schedule of Investments
December 31, 1998
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Real Estate Fund on December 31, 1998. It's divided into two main categories: common stocks and short-term investments. The stocks are further broken down by industry groups.

                                                                         MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES    VALUE
-------------------                                   ----------------   ------

COMMON STOCKS
REIT Equity - Apartments (18.21%)
   Apartment Investment & Management Co.
     (Class A) ...................................            900        $33,469
   Archstone Communities Trust ...................          1,200         24,300
   Associated Estates Realty Corp. ...............            100          1,181
   Avalonbay Communities, Inc. ...................            700         23,975
   Berkshire Realty Co., Inc. ....................          2,700         25,650
   Colonial Properties Trust .....................            900         23,962
   Essex Property Trust, Inc. ....................            100          2,975
   Equity Residential Properties Trust ...........            700         28,306
   Home Properties of New York, Inc. .............            500         12,875
   Smith (Charles E.) Residential
     Realty, Inc. ................................            200          6,425
                                                                      ----------
                                                                         183,118
                                                                      ----------
REIT Equity - Diversified (8.24%)
   CCA Prison Realty Trust* ......................            300          6,150
   Entertainment Properties Trust ................            200          3,400
   Glenborough Realty Trust, Inc. ................          1,300         26,487
   Liberty Property Trust ........................            800         19,700
   National Golf Properties, Inc. ................            100          2,894
   Spieker Properties, Inc. ......................            700         24,238
                                                                      ----------
                                                                          82,869
                                                                      ----------
REIT Equity - Health Care (0.60%)
   Meditrust  Cos ................................            400          6,050
                                                                      ----------
REIT Equity - Hotel/Restaurant (5.53%)
   Innkeepers USA Trust ..........................            300          3,544
   LaSalle Hotel Properties ......................          1,100         11,413
   Patriot American Hospitality, Inc. ............          1,100          6,600
   Starwood Hotels & Resorts
     Worldwide, Inc.* ............................          1,500         34,031
                                                                      ----------
                                                                          55,588
                                                                      ----------
REIT Equity - Office Property (28.18%)
   Alexandria Real Estate Equities, Inc. .........            600        $18,562
   Arden Realty, Inc. ............................            500         11,594
   Boston Properties, Inc. .......................            900         27,450
   Brandywine Realty Trust .......................          1,400         25,025
   CarrAmerica Realty Corp. ......................            300          7,200
   Corporate Office Properties Trust .............          1,700         12,112
   Cousins Properties, Inc. ......................            100          3,225
   Crescent Real Estate Equities Co. .............          1,000         23,000
   Equity Office Properties Trust ................          1,600         38,400
   Great Lakes REIT, Inc. ........................            100          1,569
   Highwood Properties, Inc. .....................            700         18,025
   Mack-Cali Realty Corp. ........................            600         18,525
   Prentiss Properties Trust .....................          1,100         24,544
   Reckson Associates Realty Corp. ...............          1,100         24,406
   SL Green Realty Corp. .........................          1,100         23,788
   Tower Realty Trust, Inc. ......................            300          6,038
                                                                      ----------
                                                                         283,463
                                                                      ----------
REIT Equity - Regional Mall (8.63%)
   General Growth Properties, Inc. ...............            500         18,937
   Macerich Co. (The) ............................            500         12,812
   Rouse Co. (The) ...............................            500         13,750
   Simon Property Group, Inc. ....................          1,400         39,900
   Taubman Centers, Inc. .........................            100          1,375
                                                                      ----------
                                                                          86,774
                                                                      ----------
REIT Equity - Shopping Centers (11.98%)
   First Washington Realty Trust, Inc. ...........            100          2,369
   Developers Diversified Realty Corp. ...........          1,400         24,850
   JDN Realty Corp. ..............................            200          4,312
   Kimco Realty Corp. ............................            600         23,812
   New Plan Excel Realty Trust ...................            900         19,969
   Realty Income Corp. ...........................          1,000         24,875
   Vornado Realty Trust ..........................            600         20,250
                                                                      ----------
                                                                         120,437
                                                                      ----------
REIT Equity - Storage (5.54%)
   PS Business Parks, Inc.  (Class A) ............            100          2,388
   Public Storage, Inc. ..........................            900         24,356
   Storage Trust Realty ..........................          1,100         25,713
   Storage USA, Inc. .............................            100          3,231
                                                                      ----------
                                                                          55,688
                                                                      ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                      John Hancock Funds - Real Estate Fund

                                                                         MARKET
ISSUER, DESCRIPTION                                   NUMBER OF SHARES    VALUE
-------------------                                   ----------------   ------

REIT Equity - Warehouse/Industry (5.42%)
   AMB Property Corp. ..........................            400           $8,800
   First Industrial Realty Trust, Inc. .........            200            5,363
   Prime Group Realty Trust ....................          1,200           18,150
   ProLogis Trust ..............................            800           16,600
   Weeks Corp. .................................            200            5,638
                                                                      ----------
                                                                          54,551
                                                                      ----------
                             TOTAL COMMON STOCKS
                                 (Cost $932,361)         (92.33%)        928,538
                                                        -------       ----------
SHORT-TERM INVESTMENTS
Corporate Savings Account (6.56%)
   Brown Brothers Harriman Trust Co., Ltd.
     Daily Interest Savings Account
     Current Rate 4.00%.........................                          65,963
                                                                      ----------
                    TOTAL SHORT-TERM INVESTMENTS          (6.56%)         65,963
                                                        -------       ----------
                               TOTAL INVESTMENTS         (98.89%)        994,501
                                                        -------       ----------
               OTHER ASSETS AND LIABILITIES, NET          (1.11%)         11,213
                                                        -------       ----------
                                 TOTALNET ASSETS        (100.00%)     $1,005,714
                                                        =======       ==========

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Real Estate Fund (the "Fund"), John Hancock Growth and Income Fund, John Hancock Sovereign Balanced Fund and John Hancock Sovereign Investors Fund. The other three series of the Trust are reported in separate financial statements. The investment objective is to seek long-term growth of capital through investing in equity securities of real estate companies.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. No Class B shares were issued during the period ended December 31, 1998. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing sources or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days or less are valued at amortized cost, which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation."

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes which are accrued, as applicable.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date, or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 P.M., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

   There were no open forward foreign currency contracts at December 31, 1998.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

   When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

   For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

   At December 31, 1998, there were no open positions in financial futures contracts.

OPTIONS Listed options are valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is subsequently marked to market to reflect the current market value of the written option.

   The Fund may use options contracts to manage its exposure to the stock market. Writing puts and buying calls tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

   The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value reflects the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

   Risks may also arise if counterparties do not perform under the contracts' terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction and only present liquidity risk in highly unusual market conditions. To minimize credit risk and liquidity risks in over-the-counter option contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

   At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

   There were no written option transactions for the period ended December 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.80% of the Fund's average daily net asset value.

   The Adviser has agreed to limit the Fund's expenses on Class A shares to 1.35% (not including the 12b-1 fee) of the Fund's daily average net assets. Accordingly, the reduction in the Adviser's fee amounted to $20,589 for the period ended December 31, 1998. The Adviser reserves the right to terminate this limitation in the future.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. There were no net sales charges received with regard to sales of Class A shares for the period ended December 31, 1998.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds at an annual rate not to exceed 0.30% of Class A average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of these payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of John Hancock Mutual Life Insurance Company. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Funds. The compensation

==========================NOTES TO FINANCIAL STATEMENTS=========================

                      John Hancock Funds - Real Estate Fund

for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the year ended December 31, 1998, aggregated $1,967,324 and $1,029,482, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended December 31, 1998.

   The cost of investments owned at December 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $938,482. Gross unrealized appreciation and depreciation of investments aggregated $22,139 and $32,083, respectively, resulting in net unrealized depreciation of $9,944.

================================================================================

                      John Hancock Funds - Real Estate Fund

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
John Hancock Investment Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Real Estate Fund (the "Fund") (a series of John Hancock Investment Trust) as of December 31, 1998, the related statements of operations and changes in net assets and the financial highlights for the period from the commencement of operations, September 30, 1998, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1998, the results of its operations, the changes in its net assets and its financial highlights for the period from the commencement of operations, September 30, 1998, to December 31, 1998, in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Boston, Massachusetts
February 5, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its taxable period ended December 31, 1998.

   100% of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the tax character of all distributions for calendar year 1998.

======================================NOTES=====================================

                      John Hancock Funds - Real Estate Fund

======================================NOTES=====================================

                      John Hancock Funds - Real Estate Fund

================================================================================

       [LOGO] JOHN HANCOCK FUNDS
              A Global Investment Management Firm

       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603
       1-800-225-5291  1-800-554-6713 (TDD)
       INTERNET: www.jhancock.com/funds

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Real Estate Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             0500A 12/98
                                                                            2/99

                                  ANNUAL REPORT
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

                                    Sovereign
                                  Balanced Fund

                                DECEMBER 31, 1998

                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

       BY JOHN F. SNYDER, III, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                             Sovereign Balanced Fund

              Overseas turmoil rocks both stocks and bonds in 1998

As of December 31, 1998, the Fund's trustees have approved the termination of the Fund's subadviser, Sovereign Asset Management Corporation. This termination will not change the Fund's portfolio management team. John F. Snyder, III, and Barry H. Evans, CFA, are presently officers of John Hancock Advisers, Inc.

Volatility is what investors will probably remember most about 1998, as the year was filled with many heart-wrenching ups and downs. During the first half of the year, investors worried that troubled overseas economies -- particularly in Southeast Asia, Russia and Latin America -- would lead to a global economic slowdown. In fact, by the end of August, it looked as if U.S. stocks were headed for a bear market, having fallen almost 20% from their mid-July highs. But then, the Federal Reserve stepped in with a series of interest-rate cuts. The change in fiscal policy propelled stock market averages to a record-setting fourth consecutive year of double-digit gains. The broad market, as measured by the Standard & Poor's 500 Stock Index, returned 28.58%, including reinvested dividends.

   It's important to point out, however, that only a handful of stocks, not the broad market, drove the strong stock gains in 1998. Technology stocks were the market's best-performing sector, powered by a few highflying names such as Microsoft, Intel and Dell. The one thing that this year's small group of big winners had in common was extremely high valuations. Those stocks with reasonable valuations and solid fundamentals were, for the most part, left behind in this year's market rally.

Performance scorecard

John Hancock Sovereign Balanced Fund turned in a solid performance for the year in line with its peers. For the 12 months ended December 31, 1998, the Fund's Class A and Class B shares returned 14.01% and 13.23%, respectively, at

"...only a handful of stocks... drove the strong stock gains in 1998."

--------------------------------------------------------------------------------
[A 3" x 2 1/2" photo at bottom right side of page of John Hancock Sovereign Balanced Fund. Caption below reads "Portfolio Managers John Snyder (l) and Barry Evans (r)."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

"Retailers... were our biggest winners in 1998."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments 2%, Preferred Stocks 4%, U.S. Government & Agencies 15%, Corporate Bonds 16% and Common Stocks 63 %. A note below the chart reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

net asset value. By comparison, the average balanced fund returned 13.48% for the same period, according to Lipper Analytical Services, Inc.(1) Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

   Retailers -- such as Wal-Mart, Home Depot and Dayton Hudson -- were our biggest winners in 1998. Despite worries of an economic slowdown, consumer spending remained particularly strong throughout the year, thanks to high employment levels and strong wage growth. Although strong consumer spending certainly buoyed Wal-Mart, Home Depot and Dayton Hudson, what really drove performance was their dominant market positions. Dayton Hudson, for example, strengthened its market position with the aggressive expansion of its mass merchandising chain, Target.

   By the same token, the Fund's performance was also impacted by what we didn't own, namely technology stocks. As we've explained in past reports, most technology stocks simply don't meet our investment criterion. We focus on companies that have increased their dividends consistently for at least the past 10 years. We call these companies "dividend performers" and most technology stocks aren't in this category.

Stocks: A look at new holdings

Companies that make up the "dividend performers" universe have one thing in common. They dominate the markets in which they compete. That will be particularly important if the economy shows signs of slowing in 1999 and it becomes more difficult for companies to show attractive sales and earnings growth. Dominant companies, however, should have the ability to gain market share, control pricing, expand into new markets and acquire new lines of business. As we looked for new investment opportunities in 1998, we continued to focus on those dominant companies that will be winners in a slowing economy. Below are two key examples.

   American International Group (AIG). We've added significantly to our position in this worldwide property/casualty insurance leader. This is a perfect example of a dominant industry leader that's been able to gain market share from weaker competitors. With all of the financial turmoil in the Asian economies, AIG is one of the few AAA-rated insurance companies left. It has been able to grab tremendous market share in the wake of Asia's financial restructuring.

   Albertson's. We've recently added this supermarket chain to the portfolio. With the supermarket industry in the midst of consolidation, the larger, more dominant players such as

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Home Depot followed by an up arrow with the phrase "Strong home improvement market." The second listing is Dayton Hudson followed by an up arrow with the phrase "Expansion of Target chain." The third listing is Bemis Co., Inc. followed by a down arrow with the phrase "Impact of weak foreign economics." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 14.01% Total return for John Hancock Sovereign Balanced Fund Class A. The second bar represents the 13.23% total return for John Hancock Sovereign Balanced Fund Class B and the third bar represents the 13.48% total return for Average balanced fund. A note below the chart reads "Total returns for John Hancock Sovereign Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

Albertson's are likely to be the big winners as smaller chains are swallowed up. In fact, the company's recent acquisition of American Stores should help improve its profitability and pricing power.

Bonds: Maintaining low profile

As we discussed in the last shareholder reports, 1998 was a year in which we believed that stocks offered more upside potential than bonds. As a result, we kept our bond position relatively light. However, in September, as turmoil increased, we upped our stake in 10- and 30-year Treasury bonds, which served us well as they became the safe-haven investment of choice. At the end of December, our bond position stood at approximately 31% of the portfolio, up from 26% six months ago. Our holdings were split between U.S. Treasury and high-quality corporate bonds.

Outlook

Looking ahead to 1999, we expect the U.S. economy to be more sluggish. Although the worst seems to be over in Southeast Asia and Japan, we don't expect those economies to make a quick recovery in 1999. As a result, lackluster demand from overseas is likely to continue to put pressure on the earnings of American multinationals. It's also hard to imagine that consumers will be able to maintain the same high levels of spending in 1999. Lower consumer spending will certainly impact top-line earnings growth at many companies. And finally, with inflation likely to remain tame, pricing power will continue to diminish for corporations. In this environment, increases in corporate earnings will be much harder to come by and investors should temper their expectations accordingly.

   As for stocks, we expect the market to broaden out in 1999. With this year's robust market gains limited to such a small group of stocks, the opportunity lies in those companies with more reasonable valuations and solid fundamentals that have lagged the market in 1998. The key will be to invest in companies with bulletproof earnings that won't disappoint investors. We believe that Sovereign Balanced Fund is well positioned for this market environment. Our universe of "dividend performers" historically have been able to grow their earnings consistently in any economic environment, even an economic slowdown.

"...we expect the market to broaden out in 1999."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Balanced Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
 CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998
                                                         SINCE
                                      ONE     FIVE     INCEPTION
                                     YEAR     YEARS    (10/5/92)
                                    ------   -------  ------------
Cumulative Total Returns             8.32%    75.79%    100.46%
Average Annual Total Returns         8.32%    11.94%     11.79%

--------------------------------------------------------------------------------
 CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998
                                                         SINCE
                                      ONE     FIVE     INCEPTION
                                     YEAR     YEARS    (10/5/92)
                                    ------   -------  ------------
Cumulative Total Returns             8.23%    76.80%    102.32%
Average Annual Total Returns         8.23%    12.07%    11.96%

--------------------------------------------------------------------------------
 YIELDS
--------------------------------------------------------------------------------

As of December 31, 1998
                                                       SEC 30-DAY
                                                          YIELD
                                                       ----------
John Hancock Sovereign Balanced Fund: Class A             2.56%
John Hancock Sovereign Balanced Fund: Class B             2.05%

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------
Line chart with the heading John Hancock Sovereign Balanced Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $33,994 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Balanced Fund, before sales charge, on October 5, 1992, and is equal to $21,108 as of December 31, 1998. The third line represents the same hypothetical investment made in the John Hancock Sovereign Balanced Fund, after sales charge, and is equal to $20,046 as of December 31, 1998.


Line chart with the heading John Hancock Sovereign Balanced Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $33,994 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Balanced Fund on October 5, 1992, before sales charge, and is equal to $20,232 as of December 31, 1998.


*No contingent deferred sales charge applicable.
--------------------------------------------------------------------------------

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common and preferred stocks (cost -- $98,381,638) ............   $142,517,600
   Corporate bonds (cost -- $33,308,242) ........................     33,955,344
   U.S. government and agencies obligations
     (cost-- $31,069,461) .......................................     32,320,645
   Joint repurchase agreement (cost-- $2,839,000) ...............      2,839,000
   Corporate savings account ....................................          4,934
                                                                    ------------
                                                                     211,637,523
  Receivable for shares sold ....................................         76,926
  Dividends receivable ..........................................        149,251
  Interest receivable ...........................................      1,248,085
  Other assets ..................................................         26,335
                                                                    ------------
                Total Assets ....................................    213,138,120
                ----------------------------------------------------------------
Liabilities:
  Payable for shares repurchased ................................        162,614
  Payable to John Hancock Advisers, Inc.
   and affiliates - Note B ......................................         49,098
  Accounts payable and accrued expenses .........................        171,835
                                                                    ------------
                Total Liabilities ...............................        383,547
                ----------------------------------------------------------------
Net Assets:
  Capital paid-in ...............................................    163,623,932
  Accumulated net realized gain on investments ..................      2,944,755
  Net unrealized appreciation of investments ....................     46,035,921
  Undistributed net investment income ...........................        149,965
                                                                    ------------
                Net Assets ......................................   $212,754,573
                ----------------------------------------------------------------

Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial
   interest outstanding - 30,000,000 shares authorized
   per class with $0.01 par value per share)
  Class A - $97,072,259/6,901,903  ..............................         $14.06
  ==============================================================================
  Class B - $115,682,314/8,225,305 ..............................         $14.06
  ==============================================================================
Maximum Offering Price Per Share*
  Class A - ($14.06 x 105.26%) ..................................         $14.80
  ==============================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Interest .....................................................      $4,994,395
  Dividends (net of foreign withholding taxes of $13,897) ......       2,466,587
                                                                     -----------
                                                                       7,460,982
                                                                     -----------
  Expenses:
   Investment management fee - Note B ..........................       1,174,904
   Distribution and service fee - Note B
    Class A ....................................................         268,505
    Class B ....................................................       1,031,921
   Transfer agent fee - Note B .................................         406,300
   Custodian fee ...............................................          48,221
   Auditing fee ................................................          38,346
   Financial services fee - Note B .............................          31,356
   Registration and filing fees ................................          31,202
   Printing ....................................................          19,303
   Trustees' fees ..............................................          15,228
   Miscellaneous ...............................................           5,365
   Legal fees ..................................................           1,911
                                                                     -----------
                Total Expenses .................................       3,072,562
                ----------------------------------------------------------------
                Net Investment Income ..........................       4,388,420
                ----------------------------------------------------------------

Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ........................      13,089,843
  Change in net unrealized appreciation/depreciation
   of investments ..............................................       8,135,130
                                                                     -----------
                Net Realized and Unrealized
                Gain on Investments ............................      21,224,973
                ----------------------------------------------------------------
                Net Increase in Net Assets
                Resulting from Operations ......................     $25,613,393
                ================================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                                      ------------------------------
                                                                           1997             1998
                                                                      -------------    -------------
Increase (Decrease) in Net Assets:
From Operations:
  Net investment income ...........................................      $4,158,403       $4,388,420
  Net realized gain on investments sold ...........................      14,306,942       13,089,843
  Change in net unrealized appreciation/depreciation of
    investments ...................................................      13,605,012        8,135,130
                                                                      -------------    -------------
    Net Increase in Net Assets Resulting from Operations ..........      32,070,357       25,613,393
                                                                      -------------    -------------
Distributions to Shareholders:
  Dividends from net investment income
    Class A - ($0.3717 and $0.3551 per share, respectively) .......      (2,166,268)      (2,267,801)
    Class B - ($0.2770 and $0.2593 per share, respectively) .......      (1,974,558)      (1,980,839)
  Distributions from net realized gain on investments sold
    Class A - ($1.0829 and $0.7372 per share, respectively) .......      (6,328,684)      (4,791,752)
    Class B - ($1.0829 and $0.7372 per share, respectively) .......      (7,611,762)      (5,780,678)
                                                                      -------------    -------------
    Total Distributions to Shareholders ...........................     (18,081,272)     (14,821,070)
                                                                      -------------    -------------
From Fund Share Transactions - Net: * .............................       9,426,144       16,449,308
                                                                      -------------    -------------
Net Assets:
  Beginning of period .............................................     162,097,713      185,512,942
                                                                      -------------    -------------
  End of period (including undistributed net investment income
    of $9,876 and $149,965, respectively) .........................    $185,512,942     $212,754,573
                                                                      =============    =============

* Analysis of Fund Share Transactions:

                                                                                    YEAR ENDED DECEMBER 31,
                                                                   ------------------------------------------------------------
                                                                               1997                            1998
                                                                   ----------------------------    ----------------------------
                                                                      SHARES          AMOUNT          SHARES          AMOUNT
                                                                   ------------    ------------    ------------    ------------
CLASS A
  Shares sold ..................................................      1,109,775     $14,711,593       1,706,479     $23,630,812
  Shares issued to shareholders in reinvestment of
    distributions ..............................................        617,926       8,180,033         494,608       6,784,234
                                                                   ------------    ------------    ------------    ------------
                                                                      1,727,701      22,891,626       2,201,087      30,415,046
  Less shares repurchased ......................................     (1,210,119)    (16,051,956)     (1,621,817)    (22,566,492)
                                                                   ------------    ------------    ------------    ------------
  Net increase .................................................        517,582      $6,839,670         579,270      $7,848,554
                                                                   ============    ============    ============    ============
CLASS B
  Shares sold ..................................................        778,364     $10,353,777       1,624,484     $22,535,756
  Shares issued to shareholders in reinvestment of
    distributions ..............................................        668,347       8,845,505         516,445       7,079,353
                                                                   ------------    ------------    ------------    ------------
                                                                      1,446,711      19,199,282       2,140,929      29,615,109
  Less shares repurchased ......................................     (1,253,224)    (16,612,808)     (1,513,934)    (21,014,355)
                                                                   ------------    ------------    ------------    ------------
  Net increase .................................................        193,487      $2,586,474         626,995      $8,600,754
                                                                   ============    ============    ============    ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 1994         1995           1996           1997           1998
                                                               --------     --------       --------       --------       --------
CLASS A
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................     $10.74        $9.84         $11.75         $12.27         $13.33
                                                               --------     --------       --------       --------       --------
  Net Investment Income ....................................       0.50         0.44(1)        0.41(1)        0.37(1)        0.36(1)
  Net Realized and Unrealized Gain (Loss) on Investments ...      (0.88)        1.91           0.99           2.14           1.47
                                                               --------     --------       --------       --------       --------
    Total from Investment Operations .......................      (0.38)        2.35           1.40           2.51           1.83
                                                               --------     --------       --------       --------       --------
  Less Distributions:
    Dividends from Net Investment Income ...................      (0.50)       (0.44)         (0.41)         (0.37)         (0.36)
    Distributions from Net Realized Gain on Investments
      Sold .................................................      (0.02)          --          (0.47)         (1.08)         (0.74)
                                                               --------     --------       --------       --------       --------
    Total Distributions ....................................      (0.52)       (0.44)         (0.88)         (1.45)         (1.10)
                                                               --------     --------       --------       --------       --------
  Net Asset Value, End of Period ...........................      $9.84       $11.75         $12.27         $13.33         $14.06
                                                               ========     ========       ========       ========       ========
  Total Investment Return at Net Asset Value(2) ............      (3.51%)      24.23%         12.13%         20.79%         14.01%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................    $61,952      $69,811        $71,242        $84,264        $97,072
  Ratio of Expenses to Average Net Assets ..................       1.23%        1.27%          1.29%          1.22%          1.21%
  Ratio of Net Investment Income to Average Net Assets .....       4.89%        3.99%          3.33%          2.77%          2.61%
  Portfolio Turnover Rate ..................................         78%          45%            80%           115%            83%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31,
                                                               ------------------------------------------------------------------
                                                                 1994         1995           1996           1997           1998
                                                               --------     --------       --------       --------       --------
CLASS B
Per Share Operating Performance
  Net Asset Value, Beginning of Period .....................     $10.75        $9.84         $11.74         $12.27         $13.33
                                                               --------     --------       --------       --------       --------
  Net Investment Income ....................................       0.43         0.36(1)        0.32(1)        0.28(1)        0.27(1)
  Net Realized and Unrealized Gain (Loss) on Investments ...      (0.89)        1.90           1.01           2.14           1.46
                                                               --------     --------       --------       --------       --------
    Total from Investment Operations .......................      (0.46)        2.26           1.33           2.42           1.73
                                                               --------     --------       --------       --------       --------
  Less Distributions:
    Dividends from Net Investment Income ...................      (0.43)       (0.36)         (0.33)         (0.28)         (0.26)
    Distributions from Net Realized Gain on Investments
      Sold .................................................      (0.02)          --          (0.47)         (1.08)         (0.74)
                                                               --------     --------       --------       --------       --------
    Total Distributions ....................................      (0.45)       (0.36)         (0.80)         (1.36)         (1.00)
                                                               --------     --------       --------       --------       --------
  Net Asset Value, End of Period ...........................      $9.84       $11.74         $12.27         $13.33         $14.06
                                                               ========     ========       ========       ========       ========
  Total Investment Return at Net Asset Value(2) ............      (4.22%)      23.30%         11.46%         19.96%         13.23%

Ratios and Supplemental Data
  Net Assets, End of Period (000s omitted) .................    $79,176      $87,827        $90,855       $101,249       $115,682
  Ratio of Expenses to Average Net Assets ..................       1.87%        1.96%          1.99%          1.91%          1.88%
  Ratio of Net Investment Income to Average Net Assets .....       4.25%        3.31%          2.63%          2.08%          1.93%
  Portfolio Turnover Rate ..................................         78%          45%            80%           115%            83%

(1)   Based on the average of the shares outstanding at the end of each month.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

Schedule of Investments
December 31, 1998

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, and are not audited.
--------------------------------------------------------------------------------

                                                                                                            COMPOUND
  NUMBER                                                                                                     GROWTH      MARKET
 OF SHARES                                                                                                    RATE        VALUE
-----------                                                                                                 --------     ------
COMMON STOCKS (63.25%)
Advertising (1.12%)
   30,000  Interpublic Group of Companies,
           Inc. (The) @ 79 3/4.......................................................................                   $2,392,500
                                                                                                                      ------------
           One of the largest advertising agencies
           in the world
           Earnings P/S........................$.70, .79, .82, .95, .99, 1.19, 1.36, 1.34, 1.81, 2.18         13.5%
           Dividends P/S............................$.21, .25, .27, .30, .33, .36, .40, .44, .50, .58         11.9%
           Price/Earnings Ratio..................................................................38.2

Banks (4.46%)
   45,000  Banc One Corp. @ 51 1/16..................................................................                    2,297,813
           Ohio-based bank holding company
           Earnings P/S....................$.98, 1.10, 1.50, 1.88, 2.21, 2.49, 2.07, 2.60, 2.03, 3.13         13.8%
           Dividends P/S.......................$.52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38, 1.52         12.7%
           Price/Earnings Ratio..................................................................14.9

   20,000  BankAmerica Corp. @ 60 1/8................................................................                    1,202,500
           Third largest bank holding company in the U.S.
           Earnings P/S....................$1.45, 2.31, 1.67, .38, 2.26, 2.47, 3.03, 3.53, 4.07, 4.16         12.4%
           Dividends P/S........................$.55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37, 1.59         12.5%
           Price/Earnings Ratio..................................................................16.2

   60,000  First Tennessee National Corp. @ 38 1/16..................................................                    2,283,750
           Tennessee-based bank holding company
           Earnings P/S........................$.57, .61, .63, .88, .76, 1.01, 1.12, 1.27, 1.49, 1.70         12.9%
           Dividends P/S............................$.24, .27, .29, .32, .38, .43, .49, .55, .62, .69         12.5%
           Price/Earnings Ratio..................................................................22.1

   50,000  First Union Corp. @ 60 13/16..............................................................                    3,040,625
           North Carolina-based bank holding company
           Earnings P/S...................$1.20, 1.26, 1.16, 1.45, 1.81, 2.34, 2.44, 2.41, 3.03, 2.68          9.3%
           Dividends P/S.........................$.50, .54, .56, .64, .75, .86, .98, 1.10, 1.22, 1.58         13.6%
           Price/Earnings Ratio..................................................................16.1

   17,000  Wells Fargo Co. @ 39 15/16................................................................                      678,937
           Diversified financial services company providing
           banking, insurance, investments and consumer finance
           Earnings P/S........................$.57, .63, .68, .73, .86, 1.05, 1.21, 1.37, 1.55, 1.75         13.3%
           Dividends P/S............................$.19, .21, .24, .27, .32, .38, .45, .53, .62, .70         15.6%
           Price/Earnings Ratio..................................................................22.8
                                                                                                                      ------------
                                                                                                                         9,503,625
                                                                                                                      ------------
Beverages (1.54%)
   80,000  PepsiCo, Inc. @ 40 15/16..................................................................                    3,275,000
                                                                                                                      ------------
           Second largest soft drink company
           Earnings P/S..........................$.57, .68, .68, .82, .87, 1.07, 1.21, .74, .81, 1.40         10.5%
           Dividends P/S............................$.16, .19, .23, .26, .31, .35, .39, .45, .49, .52         14.0%
           Price/Earnings Ratio..................................................................35.2

The Schedule of Investments is a complete list of all securities owned by the Sovereign Balanced Fund on December 31, 1998. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                            COMPOUND
  NUMBER                                                                                                     GROWTH      MARKET
 OF SHARES                                                                                                    RATE        VALUE
-----------                                                                                                 --------     ------
Building (1.22%)
   90,000  Masco Corp. @ 28 3/4......................................................................                   $2,587,500
                                                                                                                      ------------
           Manufactures building, home improvement
           and consumer products
           Earnings P/S...........................$.71, .46, .14, .37, .68, .79, .55, .70, 1.14, 1.39          7.8%
           Dividends P/S............................$.25, .27, .29, .31, .33, .35, .37, .39, .41, .43          6.2%
           Price/Earnings Ratio..................................................................21.5

Chemicals (1.37%)
  100,000  RPM, Inc. @ 16............................................................................                    1,600,000
           Manufacturer of specialty chemicals and
           coatings to waterproof and rustproof structures
           Earnings P/S.............................$.31, .34, .36, .43, .46, .64, .69, .65, .84, .91         12.7%
           Dividends P/S............................$.22, .24, .27, .29, .31, .34, .36, .39, .42, .45          8.3%
           Price/Earnings Ratio..................................................................18.8

   45,000  Sigma - Aldrich Corp. @ 29 3/8............................................................                    1,321,875
           Manufacturer of biochemical and organic
           products used for research and diagnostics
           Earnings P/S.......................$.65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44, 1.61, 1.68         11.1%
           Dividends P/S............................$.09, .10, .11, .13, .15, .17, .19, .23, .26, .28         13.4%
           Price/Earnings Ratio..................................................................17.7
                                                                                                                      ------------
                                                                                                                         2,921,875
                                                                                                                      ------------
Computers (0.94%)
   25,000  Automatic Data Processing, Inc. @ 80 3/16.................................................                    2,004,688
                                                                                                                      ------------
           Largest independent computing services firm in the U.S.
           Earnings P/S............................$.72, .37, .42, .47, .53, .61, .71, .81, .90, 1.05          4.3%
           Dividends P/S............................$.07, .08, .10, .11, .13, .15, .18, .21, .24, .28         16.7%
           Price/Earnings Ratio..................................................................37.8

Containers (0.71%)
   40,000  Bemis Co., Inc. @ 37 15/16................................................................                    1,517,500
                                                                                                                      ------------
           Producer of a broad range of flexible packaging
           and equipment and pressure sensitive materials
           Earnings P/S.......................$.90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84, 1.95, 2.15         10.2%
           Dividends P/S............................$.30, .36, .42, .46, .50, .54, .64, .72, .80, .88         12.7%
           Price/Earnings Ratio..................................................................18.2

Diversified Operations (1.62%)
   10,000  Johnson Controls, Inc. @ 59...............................................................                      590,000
           Manufactures automotive systems and
           building controls
           Earnings P/S...................$1.21, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.52, 3.89         13.9%
           Dividends P/S............................$.59, .61, .63, .65, .69, .74, .79, .83, .88, .94          5.3%
           Price/Earnings Ratio..................................................................18.2

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                                            COMPOUND
  NUMBER                                                                                                     GROWTH      MARKET
 OF SHARES                                                                                                    RATE        VALUE
-----------                                                                                                 --------     ------
Diversified Operations (continued)
   40,000  Minnesota Mining & Manufacturing Co.
           @ 71 1/8..................................................................................                   $2,845,000
           Manufactures industrial, commercial and
           health care products
           Earnings P/S...................$2.83, 2.94, 2.71, 2.76, 2.91, 2.81, 3.18, 3.36, 5.15, 3.28          1.7%
           Dividends P/S..................$1.30, 1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20          6.0%
           Price/Earnings Ratio..................................................................19.0
                                                                                                                      ------------
                                                                                                                         3,435,000
                                                                                                                      ------------
Electronics (5.91%)
   60,000  Emerson Electric Co. @ 60 1/2.............................................................                    3,630,000
           Produces and sells electrical/electronic
           products and systems
           Earnings P/S...................$1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 1.95, 2.28, 2.52, 2.80          8.7%
           Dividends P/S.........................$.58, .64, .67, .70, .74, .80, .92, 1.01, 1.11, 1.21          8.5%
           Price/Earnings Ratio..................................................................21.5

   45,000  General Electric Co. @ 102 1/16...........................................................                    4,592,813
           Dominant force in home appliances, electrical
           power and financial services
           Earnings P/S...................$1.09, 1.22, 1.27, 1.27, 1.16, 1.66, 1.89, 2.14, 2.42, 2.75         10.8%
           Dividends P/S..........................$.43, .48, .52, .58, .65, .75, .85, .95, 1.08, 1.25         12.6%
           Price/Earnings Ratio..................................................................36.3

   45,000  Grainger (W.W.), Inc. @ 41 5/8............................................................                    1,873,125
           Leading distributor of electrical equipment
           Earnings P/S...................$1.10, 1.16, 1.18, 1.28, 1.38, 1.64, 1.34, 1.99, 2.21, 2.42          9.2%
           Dividends P/S............................$.25, .28, .31, .33, .35, .39, .45, .49, .53, .59         10.0%
           Price/Earnings Ratio..................................................................17.1

   33,000  Honeywell, Inc. @ 75 5/16.................................................................                    2,485,312
           Makes automation and control systems
           Earnings P/S...................$3.55, 2.52, 2.37, 3.41, 1.78, 2.19, 2.44, 2.96, 3.51, 4.32          2.2%
           Dividends P/S........................$.57, .70, .77, .84, .91, .97, 1.01, 1.06, 1.09, 1.13          7.9%
           Price/Earnings Ratio..................................................................17.2
                                                                                                                      ------------
                                                                                                                        12,581,250
                                                                                                                      ------------
Food (1.44%)
   30,000  Campbell Soup Co. @ 55....................................................................                    1,650,000
           Manufactures and markets branded
           convenience food products.
           Earnings P/S.......................$.01, .05, .84, 1.02, .54, 1.32, 1.45, 1.33, 1.75, 1.55         75.1%
           Dividends P/S............................$.24, .26, .31, .40, .52, .58, .64, .71, .79, .86         15.2%
           Price/Earnings Ratio..................................................................28.5
   50,000  Sara Lee Corp. @ 28 3/16..................................................................                    1,409,375
           Manufactures brand name packaged foods
           and consumer products
           Earnings P/S..........................$.47, .49, .71, .64, .72, .23, .84, .94, 1.05, (.43)           NMF
           Dividends P/S............................$.19, .22, .24, .26, .30, .33, .35, .39, .43, .47         10.6%
           Price/Earnings Ratio...................................................................NMF
                                                                                                                      ------------
                                                                                                                         3,059,375
                                                                                                                      ------------
Furniture (1.40%)
  135,000  Leggett & Platt, Inc. @ 22................................................................                    2,970,000
                                                                                                                      ------------
           Produces intermediate products for the
           home furnishings industry
           Earnings P/S...........................$.33, .33, .16, .38, .49, .65, .78, .81, 1.05, 1.23         15.7%
           Dividends P/S..........................$.09, .105, .108, .12, .14, .16, .19, .23, .27, .32         15.1%
           Price/Earnings Ratio..................................................................17.7

Insurance (5.36%)
   40,000  AFLAC Corp. @ 44..........................................................................                   $1,760,000
           Global specialty insurer
           Earnings P/S.........................$.27, .38, .46, .57, .72, .90, 1.14, 1.21, 2.28, 1.74         23.0%
           Dividends P/S............................$.08, .09, .10, .11, .13, .15, .17, .19, .22, .25         13.5%
           Price/Earnings Ratio..................................................................28.3

   24,000  American International Group, Inc. @ 96 5/8...............................................                    2,319,000
           Broadly based property-casualty insurance
           organization
           Earnings P/S...................$1.31, 1.36, 1.42, 1.46, 1.74, 1.97, 2.27, 2.64, 3.04, 3.48         11.5%
           Dividends P/S.............................$.07, .08, .09, .10, .11, 13, .14, .16, .19, .21         13.0%
           Price/Earnings Ratio..................................................................30.2

   70,000  ReliaStar Financial Corp. @ 46 1/8........................................................                    3,228,750
           Financial services company engaged in
           life/health insurance and consumer finance
           Earnings P/S.......................$.68, .79, .86, .96, 1.26, 1.53, 2.08, 2.46, 2.61, 2.89         17.4%
           Dividends P/S............................$.30, .32, .35, .37, .39, .44, .49, .55, .61, .71         10.0%
           Price/Earnings Ratio..................................................................15.4

   70,000  UNUM Corp. @ 58 3/8.......................................................................                    4,086,250
           Holding company for Unum Life Insurance
           Company of America
           Earnings P/S....................$.97, 1.35, 1.51, 1.78, 1.89, 1.20, 1.88, 1.72, 2.43, 2.69         12.0%
           Dividends P/S............................$.14, .19, .25, .31, .38, .46, .52, .55, .57, .59         17.3%
           Price/Earnings Ratio..................................................................21.6
                                                                                                                      ------------
                                                                                                                        11,394,000
                                                                                                                      ------------
Leisure (1.10%)
   65,000  Hasbro, Inc. @ 36 1/8.....................................................................                    2,348,125
                                                                                                                      ------------
           Designs, manufactures and markets toys,
           games and interactive software
           Earnings P/S.......................$.69, .69, .50, 1.18, 1.45, 1.30, 1.11, 1.43, 1.68, .71          0.3%
           Dividends P/S............................$.07, .08, .10, .13, .15, .18, .21, .25, .31, .32         18.4%
           Price/Earnings Ratio..................................................................22.2

Machinery (2.26%)
   50,000  Dover Corp. @ 36 5/8......................................................................                    1,831,250
           Manufactures a variety of specialized industrial products
           Earnings P/S.........................$.57, .64, .56, .54, .66, .83, 1.17, 1.67, 1.72, 1.72         13.1%
           Dividends P/S............................$.18, .19, .21, .22, .23, .25, .28, .32, .36, .40          9.3%
           Price/Earnings Ratio..................................................................21.7

   75,000  Pentair, Inc. @ 39 13/16..................................................................                    2,985,937
           Manufactures enclosures for electrical,
           electronic, woodworking and power tool equipment
           Earnings P/S.....................$.93, .96, 1.01, 1.06, 1.19, 1.20, 1.40, 1.73, 2.11, 2.57         12.0%
           Dividends P/S............................$.27, .29, .31, .33, .34, .36, .40, .50, .54, .60          9.3%
           Price/Earnings Ratio..................................................................16.2
                                                                                                                      ------------
                                                                                                                         4,817,187
                                                                                                                      ------------
Media (2.52%)
   20,000  Gannett Co., Inc. @ 64 1/2................................................................                    1,290,000
           Publishes 81 daily/50 nondaily newspapers,
           operates 10 TV, 8 FM and 7 AM stations
           Earnings P/S...................$1.23, 1.17, 1.04, 1.13, 1.32, 1.53, 1.67, 1.69, 2.73, 3.42         12.0%
           Dividends P/S............................$.56, .61, .62, .63, .65, .67, .69, .71, .74, .78          3.8%
           Price/Earnings Ratio..................................................................22.4

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                                            COMPOUND
  NUMBER                                                                                                     GROWTH      MARKET
 OF SHARES                                                                                                    RATE        VALUE
-----------                                                                                                 --------     ------
Media (continued)
   40,000  McGraw-Hill Cos., Inc. @ 101 7/8..........................................................                   $4,075,000
           Provides informational products and services
           for business and industry
           Earnings P/S.....................$.49, 1.77, 1.58, 1.58, .12, 2.00, 2.25, 2.44, 5.36, 3.39         24.0%
           Dividends P/S..................$1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44, 1.56          5.1%
           Price/Earnings Ratio..................................................................30.4
                                                                                                                      ------------
                                                                                                                         5,365,000
                                                                                                                      ------------
Medical (6.83%)
   60,000  Abbott Laboratories @ 49..................................................................                    2,940,000
           Major pharmaceutical and healthcare firm
           Earnings P/S.........................$.49, .56, .61, .71, .82, .91, 1.03, 1.17, 1.32, 1.49         13.2%
           Dividends P/S.................................$.17, .20, .24, .29, .33, .37, .41, .53, .59         14.8%
           Price/Earnings Ratio..................................................................33.3

   60,000  Baxter International, Inc. @ 64 5/16......................................................                    3,858,750
           The company operates four divisions: renal,
           biotech, cardiovascular and intravenous
           systems and international distribution
           Earnings P/S..................$1.49, (.05), 2.10, 1.80, 1.69, (.62), 1.41, 2.07, .99, 1.03           NMF
           Dividends P/S......................$.56, .64, .74, .86, 1.00, 1.03, 1.11, 1.17, 1.14, 1.16          8.4%
           Price/Earnings Ratio..................................................................25.3

   36,000  Becton, Dickinson & Co. @ 42 11/16........................................................                    1,536,750
           Manufactures broad line of medical supplies
           Earnings P/S...........................$.68, .58, .61, .65, .68, .76, .90, 1.06, 1.20, .95          3.8%
           Dividends P/S...........................$.13, .14, .15, .154, .17, .19, .21, .24, .27, .30          9.7%
           Price/Earnings Ratio..................................................................30.3

   30,000  Bristol-Myers Squibb Co. @ 133 13/16......................................................                    4,014,375
           Produces pharmaceuticals, medical devices,
           non-prescription health products
           Earnings P/S....................$.72, 1.67, 1.89, 2.00, 1.61, 1.97, 2.02, 1.98, 3.13, 3.55         19.4%
           Dividends P/S..................$1.02, 1.10, 1.25, 1.40, 1.45, 1.47, 1.49, 1.51, 1.53, 1.60          5.1%
           Price/Earnings Ratio..................................................................37.4

   26,000  Johnson & Johnson @ 83 7/8................................................................                    2,180,750
           Major producer of prescription and
           non-prescription drugs, toiletries, medical
           instruments and supplies
           Earnings P/S.....................$.80, .85, 1.07, 1.20, 1.35, 1.53, 1.80, 2.11, 2.42, 2.68         14.4%
           Dividends P/S............................$.28, .33, .39, .45, .51, .57, .64, .74, .85, .97         14.8%
           Price/Earnings Ratio..................................................................31.4
                                                                                                                      ------------
                                                                                                                        14,530,625
                                                                                                                      ------------
Office (1.55%)
   50,000  Pitney Bowes, Inc. @ 66 1/16..............................................................                    3,303,125
                                                                                                                      ------------
           Manufactures office automation equipment
           Earnings P/S........................$.60, .67, .88, .94, .95, 1.12, 1.28, 1.51, 1.73, 2.01         14.4%
           Dividends P/S............................$.26, .30, .34, .39, .45, .52, .60, .69, .80, .90         14.8%
           Price/Earnings Ratio..................................................................32.1

Oil & Gas (3.86%)
   30,000  Chevron Corp. @ 82 15/16..................................................................                    2,488,125
           One of the largest integrated, international oil
           companies with interest in petrochemicals
           Earnings P/S....................$.37, 3.05, 2.69, 1.69, 3.14, 2.09, 3.03, 2.64, 4.35, 3.68         29.1%
           Dividends P/S..................$1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44          6.4%
           Price/Earnings Ratio..................................................................28.0

Oil & Gas (continued)
   40,000  Mobil Corp. @ 87 1/8......................................................................                   $3,485,000
           One of the largest integrated, international oil
           companies with interest in petrochemicals and plastics
           Earnings P/S...................$2.20, 2.05, 2.63, 1.43, 2.74, 1.92, 2.61, 3.83, 4.05, 3.21          4.3%
           Dividends P/S..................$1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12, 2.28          6.6%
           Price/Earnings Ratio..................................................................29.7

   60,000  Shell Transport & Trading Co., PLC
           American Depositary Receipts
           (Great Britain) @ 37 1/8..................................................................                    2,231,250
           Involved in all phases in the petroleum industry
           Earnings P/S.........................$.62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33, 1.57         10.9%
           Dividends P/S............................$.08, .09, .11, .12, .13, .14, .15, .17, .19, .21         11.3%
           Price/Earnings Ratio..................................................................20.8
                                                                                                                      ------------
                                                                                                                         8,204,375
                                                                                                                      ------------
Paper & Paper Products (0.69%)
   27,000  Kimberly-Clark Corp. @ 54 1/2.............................................................                    1,471,500
                                                                                                                      ------------
           Leading producer of consumer and personal
           care products
           Earnings P/S.....................$1.32, 1.35, 1.50, 1.69, .98, 1.78, 1.90, .37, 2.47, 1.43          0.9%
           Dividends P/S...........................$.65, .68, .76, .82, .86, .88, .90, .92, .96, 1.00          4.9%
           Price/Earnings Ratio..................................................................22.2

Retail (8.99%)
   42,000  Albertson's, Inc. @ 63 11/16..............................................................                    2,674,875
           One of the largest retail food-drug chains
           in the United States
           Earnings P/S.......................$.74, .83, .94, .95, 1.24, 1.58, 1.80, 1.96, 1.99, 2.24         13.1%
           Dividends P/S............................$.19, .23, .27, .31, .35, .42, .50, .58, .63, .67         15.0%
           Price/Earnings Ratio..................................................................28.4

   75,000  Dayton Hudson Corp. @ 54 1/4..............................................................                    4,068,750
           General merchandiser selling through Target
           and Marvyn stores
           Earnings P/S..........................$.89, .92, .75, .71, .76, .96, .80, 1.07, 1.48, 1.94          9.0%
           Dividends P/S............................$.19, .22, .24, .25, .27, .28, .29, .31, .33, .36          7.4%
           Price/Earnings Ratio..................................................................29.2

   55,000  Home Depot, Inc. (The) @ 61 3/16..........................................................                    3,365,312
           Operates a chain of retail building supply/home
           improvement "warehouse" stores
           Earnings P/S............................$.11, .14, .19, .25, .33, .42, .49, .61, .77, 1.03         28.2%
           Dividends P/S............................$.01, .01, .02, .03, .04, .05, .06, .08, .10, .12         35.1%
           Price/Earnings Ratio..................................................................61.2

   23,000  McDonald's Corp. @ 76 5/8.................................................................                    1,762,374
           Develops, operates, franchises and services a
           worldwide system of restaurants
           Earnings P/S....................$.96, 1.07, 1.16, 1.28, 1.41, 1.61, 1.90, 2.14, 2.34, 2.35         10.5%
           Dividends P/S............................$.15, .17, .18, .20, .21, .23, .26, .29, .32, .35          9.9%
           Price/Earnings Ratio..................................................................30.5

  175,000  SYSCO Corp. @ 27 7/16.....................................................................                    4,801,563
           Largest distributor of food service products
           Earnings P/S.............................$.37, .38, .43, .47, .55, .62, .71, .68, .87, .98         11.4%
           Dividends P/S...........................$.046, .05, .07, .11, .14, .18, .22, .26, .30, .36         25.7%
           Price/Earnings Ratio..................................................................27.4

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Balanced Fund

                                                                                                            COMPOUND
  NUMBER                                                                                                     GROWTH      MARKET
 OF SHARES                                                                                                    RATE        VALUE
-----------                                                                                                 --------     ------
Retail (continued)
   30,000  Wal-Mart Stores, Inc. @ 81 7/16...........................................................                   $2,443,125
           Operates chain of discount department stores
           Earnings P/S........................$.48, .55, .64, .80, .97, 1.11, 1.24, 1.27, 1.47, 1.85         16.2%
           Dividends P/S............................$.06, .07, .09, .11, .13, .17, .20, .21, .27, .31         20.0%
           Price/Earnings Ratio..................................................................44.0
                                                                                                                      ------------
                                                                                                                        19,115,999
                                                                                                                      ------------
Utilities (8.36%)
   25,000  ALLTEL Corp. @ 59 13/16...................................................................                    1,495,313
           Provides wireline and wireless communications
           and information services
           Earnings P/S...................$1.13, 1.20, 1.18, 1.18, 1.35, 1.56, 1.61, 1.50, 2.53, 2.24          7.9%
           Dividends P/S.........................$.59, .66, .71, .76, .82, .90, .98, 1.06, 1.12, 1.18          8.0%
           Price/Earnings Ratio..................................................................28.5

   45,000  Ameritech Corp. @ 63 3/8..................................................................                    2,851,875
           One of the world's largest communications companies
           Earnings P/S...................$1.15, 1.18, 1.19, 1.13, 1.33, 1.04, 1.83, 1.78, 2.06, 3.14         11.8%
           Dividends P/S........................$.75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15, 1.22          5.6%
           Price/Earnings Ratio..................................................................27.0

   40,000  Bell Atlantic Corp. @ 53..................................................................                    2,120,000
           Telecommunications company providing voice
           and data services in the Mid-Atlantic region
           Earnings P/S...................$1.36, 1.69, 1.09, 1.69, 1.63, 1.63, 2.04, 2.00, 1.45, 1.83          3.4%
           Dividends P/S..................$1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51, 1.54          3.8%
           Price/Earnings Ratio..................................................................19.9

   25,000  Century Telephone Enterprises, Inc. @ 67 1/2..............................................                    1,687,500
           Louisiana-based telecommunications company
           Earnings P/S........................$.40, .42, .48, .72, .93, 1.06, 1.41, 1.43, 2.08, 3.02         25.2%
           Dividends P/S...........................$.18, .19, .19, .196, .21, .21, .22, .24, .25, .26          4.2%
           Price/Earnings Ratio..................................................................31.7

   25,000  Duke Energy Corp. @ 64 1/16...............................................................                    1,601,563
           Generates, transmits, distributes and sells
           electric energy in the Piedmont sections
           of North and South Carolina
           Earnings P/S...................$2.57, 2.40, 2.51, 2.08, 2.83, 3.00, 3.26, 2.73, 2.66, 3.60          3.8%
           Dividends P/S..................$1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16, 2.20          4.2%
           Price/Earnings Ratio..................................................................19.6

  110,000  Questar Corp. @ 19 3/8....................................................................                    2,131,250
           Diversified holding company for Utah,
           Wyoming and Colorado natural gas
           transmission, distribution and storage
           Earnings P/S.........................$.82, .78, .85, .80, 1.12, .99, .60, 1.15, 1.27, 1.21          4.4%
           Dividends P/S............................$.47, .49, .51, .52, .55, .57, .58, .60, .62, .65          3.7%
           Price/Earnings Ratio..................................................................16.2

   73,000  SBC Communications, Inc. @ 53 5/8.........................................................                    3,914,625
           Provides telephone service throughout the
           United States and internationally
           Earnings P/S...................$.91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.74, .88, 2.01          9.2%
           Dividends P/S............................$.64, .68, .71, .73, .75, .78, .82, .85, .89, .93          4.2%
           Price/Earnings Ratio..................................................................25.7

   70,000  Teco Energy, Inc. @ 28 3/16...............................................................                   $1,973,125
           Holding company for Tampa Electric, which
           provides regulated electric utility services
           in Florida
           Earnings P/S...................$1.18, 1.21, 1.24, 1.28, 1.30, 1.43, 1.46, 1.64, 1.67, 1.54          3.0%
           Dividends P/S.......................$.75, .80, .85, .90, .95, 1.00, 1.05, 1.10, 1.17, 1.23          5.7%
           Price/Earnings Ratio..................................................................16.6
                                                                                                                      ------------
                                                                                                                        17,775,251
                                                                                                                      ------------
                                                                                  TOTAL COMMON STOCKS
                                                                                   (Cost $90,360,557)                  134,573,500
                                                                                                                      ------------
PREFERRED STOCKS (3.73%)
 22,627 CSC Holdings, Inc.,
        11.125%, Ser M @ 111 1/2 ....................................................................                    2,522,943
 21,192 CSC Holdings, Inc.,
        11.750%, Ser H @ 114 1/4 ....................................................................                    2,421,157
 30,000 Lasmo America Ltd.,
        8.150% (R) @ 100 ............................................................................                    3,000,000
                                                                                                                      ------------
                                                                               TOTAL PREFERRED STOCKS
                                                                                    (Cost $8,021,081)                    7,944,100
                                                                                                                      ------------
                                                                    TOTAL COMMON AND PREFERRED STOCKS
                                                                                   (Cost $98,381,638)                  142,517,600
                                                                                                                      ------------

PAR VALUE
  (000s
 OMITTED)
---------

CORPORATE BONDS (15.96%)
   $1,000  Adelphia Communications Corp., Sr Note
           9.25%, 10-01-02 @ 105.500......................             1,055,000
    1,000  Barclays North American Capital Corp., ........
           Gtd Cap Note (United Kingdom) 9.750%,
           05-15-21 @ 112.773.............................             1,127,730
    2,250  Cablevison Systems Corp., Sr Deb Ser B
           8.125%, 08-15-09 @ 107.155.....................             2,410,986
    1,500  Continental Cablevision, Inc., Deb 9.50%,
           08-01-13 @ 116.136.............................             1,742,040
    1,300  GTE Corp., Deb 10.25%,
           11-01-20 @ 112.421.............................             1,461,473
    2,500  Inter-American Development Bank, Bond
           (Supra National) 12.250%,
           12-15-08 @ 153.424.............................             3,835,600
    1,800  Landeskreditbank Baden Wuerttemberg,
           Sub Note (Germany) 7.625%, 02-01-23
           @ 115.721......................................             2,082,978
    2,500  Long Island Lighting Co., Deb 8.20%,
           03-15-23 @ 111.000.............................             2,775,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

PAR VALUE
  (000s                                                                  MARKET
 OMITTED)                                                                 VALUE
---------                                                                ------

CORPORATE BONDS (continued)
     $600  Massachusetts Mutual Life Insurance Co.,
           Surplus Note 7.625%, 11-15-23 (R)
           @ 113.250......................................              $679,500
    1,695  Midland Cogeneration Venture L.P., Sec Deb
           Ser C-91 10.33%, 07-23-02 @ 105.983............             1,796,417
      750  New York Life Insurance Co., Surplus Note
           7.50%, 12-15-23 (R) @ 106.221..................               796,658
    1,531  North Atlantic Energy Corp., 1st Mtg Bond
           9.050%, 06-01-02 @ 103.899.....................             1,590,694
    2,500  Northwest Airlines Corp., Note 7.625%,
           03-15-05 @ 94.796..............................             2,369,900
    3,000  Quebec, Province of, Deb (Canada) 7.50%,
           07-15-23 @ 113.831.............................             3,414,930
      400  RJR Nabisco, Inc., Sr Note 8.75%,
           04-15-04 @ 101.567.............................               406,268
    1,000  Rogers Cablesystems Ltd., Note 9.625%, ........
           01-01-02 @ 107.500.............................             1,075,000
      500  Scandinavian Airline System, Deb (Sweden)
           9.125%, 07-20-99 @ 101.875.....................               509,375
    1,100  Security Pacific Corp., Sub Note 11.50%,
           11-15-00 @ 110.672.............................             1,217,392
    1,000  Standard Credit Card Master Trust I,
           Class A Credit Card Part Ctf Ser 1994-2,
           7.250%, 04-07-08 @ 108.125.....................             1,081,250
      750  Standard Credit Card Master Trust,
           Ser 1995-1 8.25%, 01-08-07 @ 111.656...........               837,420
    1,550  TKR Cable I, Inc., Sr Deb 10.50%, 10-30-07
           @ 109.015......................................             1,689,733
                                                                    ------------
                                     TOTAL CORPORATE BONDS
                                        (Cost $33,308,242)            33,955,344
                                                                    ------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (15.19%)
    1,843  Federal National Mort. Assn., Sr Sub
           7.00%, 07-01-11 @ 102.142......................             1,882,472
    1,178  Federal National Mort. Assn., Sr Sub
           7.50%, 08-01-08 @ 102.847......................             1,211,540
    1,790  Financing Corp., Bond
           9.65%, 11-02-18 @ 146.078......................             2,614,796
    5,043  Government National Mort. Assn.,
           6.00%, 11-15-28 @ 99.125.......................             4,999,169
    1,475  Government National Mort. Assn.,
           7.00%, 06-15-23 @ 102.343......................             1,509,833
       80  Government National Mort. Assn.,
           9.00%, 04-15-21 @ 107.405......................                86,444
    4,000  United States Treasury, Bond
           5.250%, 11-15-28 @ 102.375.....................             4,095,000
    6,768  United States Treasury, Bond
           8.125%, 08-15-19 @ 133.547.....................            $9,038,461
    1,000  United States Treasury, Bond
           10.75%, 08-15-05 @ 133.375.....................             1,333,750
    2,250  United States Treasury, Bond
           12.00%, 08-15-13 @ 152.672.....................             3,435,120
    2,000  United States Treasury, Note
           6.625%, 03-31-02 @ 105.703.....................             2,114,060
                                                                    ------------
                            TOTAL UNITED STATES GOVERNMENT
                                  AND AGENCIES OBLIGATIONS
                                        (Cost $31,069,461)            32,320,645
                                                                    ------------
                                                     INTEREST
                                                       RATE
                                                     --------
SHORT-TERM INVESTMENTS (1.34%)
    2,839  Joint Repurchase Agreement (1.34%)
           Investment in a joint repurchase
             agreement transaction with SBC
             Warburg, Inc. - Dated 12-31-98,
             due 01-04-99 (Secured by U.S.
             Treasury Bonds, 6.25% thru 9.125%
             due 05-15-18 thru 08-15-23)
             - Note A............................      4.75%           2,839,000
                                                                    ------------
Corporate Savings Account (0.00%)
           Investors Bank & Trust Company
             Daily Interest Savings Account
             Current Rate 4.00%..................                          4,934
                                                                    ------------
                     TOTAL SHORT-TERM INVESTMENTS     (1.34%)          2,843,934
                                                     ------         ------------
                                TOTAL INVESTMENTS    (99.47%)        211,637,523
                                                     ------         ------------
                OTHER ASSETS AND LIABILITIES, NET     (0.53%)          1,117,050
                                                     ------         ------------
                                 TOTAL NET ASSETS   (100.00%)       $212,754,573
                                                     ======         ============

NMF = No Meaningful Figure

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,476,158 or 2.10% of the Fund's net assets as of December 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Sovereign Balanced Fund (the "Fund"), John Hancock Growth and Income Fund, John Hancock Real Estate Fund and John Hancock Sovereign Investors Fund. The other three series of the Trust are reported in separate financial statements. The investment objectives of the Fund are to provide current income, long-term growth of capital and income and preservation of capital.

   The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A and Class B shares. Effective December 8, 1998, the Board of Trustees has authorized the issuance of Class C shares in 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable,

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund

taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended December 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value. The Adviser had entered into a service agreement with Sovereign Asset Management Corporation ("SAMCorp") an affiliate of the Adviser, to provide certain equity investment research and portfolio management services to the Fund, for which the Adviser paid SAMCorp 40% of the stock portion of its management fee. Effective at the close of business on December 31, 1998, the service agreement with SAMCorp has been eliminated. The Adviser will now employ SAMCorp portfolio management.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $260,721. Out of this amount, $40,598 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $101,764 was paid as sales commissions to unrelated broker-dealers and $118,359 was paid as sales commissions to sales personnel of Signator Investors, Inc., ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $131,818.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets, to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc.("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Balanced Fund

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investments to cover the deferred compensation liability had unrealized appreciation of $1,673.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $94,949,851 and $85,785,465, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended December 31, 1998, aggregated $63,749,031 and $64,876,681, respectively.

   The cost of investments owned at December 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $165,759,073. Gross unrealized appreciation and depreciation of investments aggregated $47,366,627 and $1,493,111, respectively, resulting in net unrealized appreciation of $45,873,516.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $1,382,993, an increase in undistributed net investment income of $309 and an increase in capital paid-in of $1,382,684. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust
John Hancock Sovereign Balanced Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Balanced Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Balanced Fund portfolio of John Hancock Investment Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 1998.

   The Fund has designated distributions to shareholders of $12,016,155 as long-term capital gain dividends.

   With respect to the dividends paid by the Fund for the fiscal year ended December 31, 1998, 54.27% qualify for the corporate dividends received deduction.

   Shareholders were mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999 representing their proportionate share.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

Historical Data (Unaudited)
The table below shows the record of the Fund since inception in 1992.
--------------------------------------------------------------------------------

   CLASS A                                        PER SHARE
    YEAR                           -------------------------------------------
    ENDED             SHARES         DIVIDENDS    NET ASSET     CAPITAL GAINS
   DEC. 31,         OUTSTANDING     FROM INCOME     VALUE       DISTRIBUTION
  ---------        -------------   -------------  ---------    ---------------
    1992(1)            568,842        $0.0473       $10.19              --
    1993             5,792,163         0.4539        10.74         $0.1390
    1994             6,295,898         0.4951         9.84          0.0231
    1995             5,943,279         0.4373        11.75              --
    1996             5,805,051         0.4113        12.27          0.4733
    1997             6,322,633         0.3717        13.33          1.0829
    1998             6,901,903         0.3551        14.06          0.7372

   CLASS B                                        PER SHARE
    YEAR                           -------------------------------------------
    ENDED             SHARES         DIVIDENDS    NET ASSET     CAPITAL GAINS
   DEC. 31,         OUTSTANDING     FROM INCOME     VALUE       DISTRIBUTION
  ---------        -------------   -------------  ---------    ---------------
    1992(1)          1,403,452        $0.0292       $10.20              --
    1993             7,327,059         0.3816        10.75         $0.1390
    1994             8,046,236         0.4296         9.84          0.0231
    1995             7,478,401         0.3632        11.74              --
    1996             7,404,823         0.3257        12.27          0.4733
    1997             7,598,310         0.2770        13.33          1.0829
    1998             8,225,305         0.2593        14.06          0.7372

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.

================================================================================

                  John Hancock Funds - Sovereign Balanced Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Balanced Fund as of December 31, 1998.
--------------------------------------------------------------------------------

                                                              PERCENT OF
COMPANY                                                    DIVIDEND INCREASE
-------                                                    -----------------

Abbott Laboratories ......................................       11.1%
AFLAC Corp. ..............................................       13.0
Air Products & Chemicals, Inc. ...........................       13.3
Albertson's, Inc. ........................................        6.3
Alltel Corp. .............................................        5.2
American International Group, Inc. .......................       12.0
Ameritech Corp. ..........................................        5.8
Archer-Daniels-Midland Co. ...............................        5.0
Automatic Data Processing, Inc. ..........................       15.1
Banc One Corp. ...........................................       10.0
BankAmerica Corp. ........................................       18.4
Baxter International, Inc. ...............................        3.0
Becton, Dickinson & Co. ..................................       17.2
Bell Atlantic Corp. ......................................        4.1
Bemis Co., Inc. ..........................................       10.0
Bristol-Myers Squibb Co. .................................       10.3
Campbell Soup Co. ........................................        7.1
Century Telephone Enterprises, Inc. ......................        5.4
Chevron Corp. ............................................        5.2
Dayton Hudson Corp. ......................................       12.5
Dover Corp. ..............................................       10.5
Duke Energy Corp. ........................................        3.8
Emerson Electric Co. .....................................       10.2
First Tennessee National Corp. ...........................       15.2
First Union Corp. ........................................       11.9
Gannett Co., Inc. ........................................        5.3
Grainger (W.W.), Inc. ....................................       11.1
Hasbro, Inc. .............................................       20.0
Home Depot, Inc. (The) ...................................       20.0
Interpublic Group of Companies, Inc. (The) ...............       15.4
Johnson & Johnson ........................................       13.6
Johnson Controls, Inc. ...................................        8.7
Kimberly-Clark Corp. .....................................        4.2
Leggett & Platt, Inc. ....................................        6.7
Masco Corp. ..............................................        4.8
McDonald's Corp. .........................................        9.1
McGraw-Hill Cos., Inc. ...................................        8.3
Minnesota Mining & Manufacturing Co. .....................        3.8
Pentair, Inc. ............................................        6.7
PepsiCo, Inc. ............................................        4.0
Philip Morris Cos., Inc. .................................       10.0
Pitney Bowes, Inc. .......................................       12.5
Questar Corp. ............................................        4.8
ReliaStar Financial Corp. ................................       19.4
RPM, Inc. ................................................        4.9
SBC Communications, Inc. .................................        4.5
Sigma - Aldrich Corp. ....................................        3.6
Sonoco Products Co. ......................................       10.0
SYSCO Corp. ..............................................       11.1
Teco Energy, Inc. ........................................        5.1
UNUM Corp. ...............................................        3.5
Wal-Mart Stores, Inc. ....................................       14.8
Wells Fargo Co. ..........................................       12.1
                                                                 ----
The average dividend increase for this group was .........        9.4%
                                                                 ====

                       SEE NOTES TO FINANCIAL STATEMENTS.

======================================NOTES=====================================

                  John Hancock Funds - Sovereign Balanced Fund

================================================================================

                                                                 ---------------
       [LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
              A Global Investment Management Firm                  U.S. Postage
                                                                       PAID
       101 HUNTINGTON AVENUE, BOSTON, MA 02199-7603                Randolph, MA
       1-800-225-5291  1-800-554-6713 (TDD)                       Permit No. 75
       INTERNET: www.jhancock.com/funds                          ---------------

--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Sovereign Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             3600A 12/98
                                                                            2/99

                                  ANNUAL REPORT
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                    Sovereign
                                 Investors Fund

                                DECEMBER 31, 1998


                            [LOGO] JOHN HANCOCK FUNDS
                                   A Global Investment Management Firm

                   ------------------------------------------

                                    TRUSTEES
                             EDWARD J. BOUDREAU, JR.
                                 JAMES F. CARLIN
                             WILLIAM H. CUNNINGHAM*
                                 RONALD R. DION*
                              HAROLD R. HISER, JR.
                                 ANNE C. HODSDON
                                CHARLES L. LADNER
                               LEO E. LINBECK, JR.
                              STEVEN R. PRUCHANSKY*
                               RICHARD S. SCIPIONE
                      LT. GEN. NORMAN H. SMITH, USMC (RET.)
                                 JOHN P. TOOLAN
                         *Members of the Audit Committee

                                    OFFICERS
                             EDWARD J. BOUDREAU, JR.
                      Chairman and Chief Executive Officer
                                 ANNE C. HODSDON
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 OSBERT M. HOOD
                            Senior Vice President and
                             Chief Financial Officer
                                 SUSAN S. NEWTON
                          Vice President and Secretary
                               JAMES J. STOKOWSKI
                          Vice President and Treasurer
                                THOMAS H. CONNORS
                      Vice President and Compliance Officer

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                           BOSTON, MASSACHUSETTS 02116

                                 TRANSFER AGENT
                      JOHN HANCOCK SIGNATURE SERVICES, INC.
                         1 JOHN HANCOCK WAY, SUITE 1000
                        BOSTON, MASSACHUSETTS 02217-1000

                               INVESTMENT ADVISER
                           JOHN HANCOCK ADVISERS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                              PRINCIPAL DISTRIBUTOR
                            JOHN HANCOCK FUNDS, INC.
                              101 HUNTINGTON AVENUE
                        BOSTON, MASSACHUSETTS 02199-7603

                                  LEGAL COUNSEL
                                HALE AND DORR LLP
                                 60 STATE STREET
                        BOSTON, MASSACHUSETTS 02109-1803

                              INDEPENDENT AUDITORS
                                ERNST & YOUNG LLP
                              200 CLARENDON STREET
                        BOSTON, MASSACHUSETTS 02116-5072

                   ------------------------------------------

===============================CHAIRMAN'S MESSAGE===============================

DEAR FELLOW SHAREHOLDERS:

Nineteen ninety-eight was a year that gave even veteran financial market investors pause -- and not a little heartburn. The stock market produced a record fourth straight year of double-digit returns, but volatility was breathtaking along the way. With the exception of the U.S. Treasury market, even bonds -- considered a safer alternative to stocks -- went on a roller coaster ride.

--------------------------------------------------------------------------------
[A 1" x 1 1/2" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

   One lesson came through loud and clear this year: sticking out the tough times paid off. After reaching new highs in mid-July, stocks plunged in August in one of their worst sell-offs in years. The average U.S. diversified-equity mutual fund fell 16.8% in the month of August alone. For many mutual fund investors, it was the largest one-month loss they had ever experienced, since the average equity fund had only had three such double-digit monthly losses in the previous 20 years, most recently in October 1987. This year, in a dramatic reversal of fortune, the market staged a stunning rebound in the fourth quarter. The average U.S. diversified-equity fund made up all its August lost ground and then some, returning 18.8% between October and December. The result for the year: an average 14.52% return, as calculated by Lipper Analytical Services, Inc.

   Given the dramatic swings, investors who tried to time the market's ups and downs encountered a sharp whipsaw. We are very encouraged to report that an overwhelming majority of mutual fund investors sat tight during this summer of discontent; some even used the market's drop to pick up bargains. It was a clear sign that long-term investors are willing to accept the reality of shorter-term volatility.

   As we begin 1999, volatility remains on many investors' minds. But at this time of year, many investors' thoughts also turn to more taxing matters. In our view, now is a perfect time to focus on how much of your hard-earned money you are able to keep. Part of a good tax-planning strategy should involve a review of your portfolio to ensure that you are taking advantage of all available ways to minimize and defer your tax payments -- in an effort to maximize investment returns.

   We encourage you to work with your investment professional to consider the various options. These include focusing on tax-exempt funds, contributing the maximum to retirement plans, establishing or adding to IRAs and funding a variable annuity. After all, while it's every American's responsibility to pay taxes, there's no reason to pay more than your fair share.

Sincerely,


/s/ Edward J. Boudreau, Jr.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

       BY JOHN F. SNYDER, III, AND BARRY H. EVANS, CFA, PORTFOLIO MANAGERS

                                  John Hancock
                            Sovereign Investors Fund

                        Stocks produce double-digit gains

As of December 31, 1998, the Fund's trustees have approved the termination of the Fund's subadviser, Sovereign Asset Management Corporation. This termination will not change the Fund's portfolio management team. John F. Snyder III and Barry H. Evans, CFA, are presently officers of John Hancock Advisers, Inc.

Volatility is what investors will probably remember most about 1998, as the year was filled with many heart-wrenching ups and downs. During the first half of the year, investors worried that troubled overseas economies -- particularly in Southeast Asia, Russia and Latin America -- would lead to a global economic slowdown. In fact, by the end of August, it looked as if U.S. stocks were headed for a bear market, having fallen almost 20% from their mid-July highs. But then, the Federal Reserve stepped in with a series of interest-rate cuts. The change in fiscal policy propelled stock market averages to a record-setting fourth consecutive year of double-digit gains. The broad market, as measured by the Standard & Poor's 500 Stock Index, returned 28.58%, including reinvested dividends.

   It's important to point out, however, that only a handful of stocks, not the broad market, drove the strong stock gains in 1998. Without question, technology stocks were the market's best-performing sector, powered by a few highflying names such as Microsoft, Intel and Dell. The one thing that this year's small group of big winners had in common was extremely high valuations. Those stocks with reasonable valuations and solid fundamentals were, for the most part, left behind in this year's market rally.

Performance scorecard

John Hancock Sovereign Investors Fund turned in a solid performance for the year that was in line with its peers. For the 12 months ended December 31, 1998, the Fund's Class A, Class B and Class Y shares returned 15.62%, 14.79% and 16.05%, respectively, at net asset value.

"...technology stocks were the market's best-performing sector..."

--------------------------------------------------------------------------------
[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Sovereign Investors Fund. Caption below reads "Portfolio Managers John Snyder (l) and Barry Evans (r)."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

"Retailers...were our biggest winners in 1998."

--------------------------------------------------------------------------------
[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 2.8%, the second is Interpublic Group 2.8%, the third Bristol-Myers Squibb 2.7%, the fourth Emerson Electric 2.7% and the fifth SYSCO Corp. 2.6%. A note below the table reads "As a percentage of net assets on December 31, 1998."]
--------------------------------------------------------------------------------

Class C shares, which were introduced on May 1, 1998, returned 5.18% at net asset value from inception to December 31. By comparison, the average growth and income fund returned 15.61% for the year, according to Lipper Analytical Services, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

   Retailers -- such as Wal-Mart, Home Depot and Dayton Hudson -- were our biggest winners in 1998. Despite worries of an economic slowdown, consumer spending remained particularly strong throughout the year, thanks to high employment levels and strong wage growth. Although strong consumer spending certainly buoyed Wal-Mart, Home Depot and Dayton Hudson, what really drove their performance was their dominant market positions. Home Depot, for example, has been able to gain market share from struggling competitors and Dayton Hudson has grown market share with the aggressive expansion of its mass merchandise chain, Target.

   By the same token, the Fund's performance was also impacted by what we didn't own in the portfolio, namely technology stocks. As we've explained in past reports, technology stocks simply don't meet our investment criteria. We focus on companies that have increased their dividends consistently for at least the past 10 years. We call these companies "dividend performers" and most technology stocks aren't in this category. While this tends to be a cautious approach, it provides the Fund with a strong risk profile and has helped the Fund generate positive returns in 19 out of the past 20 calendar years. And while we certainly can't guarantee future results, we believe that this approach may help shareholders weather a more difficult investment environment in 1999.

A look at new holdings

Companies that make up the "dividend performers" universe have one thing in common. They dominate the markets in which they compete. That is particularly important if the economy shows signs of slowing in 1999 and it becomes more difficult for companies with poor fundamentals to show attractive sales and earnings growth. By contrast, those dominant companies will have the ability to gain market share, control pricing, expand into new markets and acquire new lines of business. As we looked for new investment opportunities in 1998, we continued to focus on those dominant companies that will be winners in a slowing economy. Below are some examples.

   American International Group (AIG). We've added significantly to our position in this worldwide property/casualty insurance leader. This is a perfect example of a dominant industry leader that has been able to gain market share from weaker competitors. With all of the

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Home Depot followed by an up arrow with the phrase "Strong home improvement market." The second listing is Dayton Hudson followed by an up arrow with the phrase "Expansion of Target chain." The third listing is Bemis Co., Inc.followed by a down arrow with the phrase "Impacted by weak foreign economies." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1998." The chart is scaled in increments of 5% with 0% at the bottom and 20% at the top. The first bar represents the 15.62% Total return for John Hancock Sovereign Investors Fund Class A. The second bar represents the 14.79% total return for John Hancock Sovereign Investors Fund Class B. The third bar represents the 5.18%* total return for John Hancock Sovereign Investors Fund Class C. The fourth bar represents the 16.05% total return for John Hancock Sovereign Investors Fund Class Y and the fifth bar represents the 15.61% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper Analytical Services, Inc. See the following two pages for historical performance information. *From inception May 1, 1998 to December 31, 1998."]
--------------------------------------------------------------------------------

financial turmoil in the Asian economies, AIG is one of the few AAA-rated insurance companies left. As a result, it has been able to grab tremendous market share in the wake of Asia's financial restructuring.

   Albertson's. We've recently added this supermarket chain to the portfolio. With the supermarket industry in the midst of consolidation, the larger, more dominant players such as Albertson's are likely to be the big winners as smaller chains are swallowed up. In fact, the company's recent acquisition of American Stores should help improve its profitability and pricing power.

   Masco. This manufacturer of home-building and home-improvement products is one of Home Depot's largest and most favored suppliers. Needless to say, Masco has benefited tremendously from the strong growth of the world's largest home-improvement retailer. As Home Depot's dominance has grown, so has Masco's.

Outlook

Looking ahead to 1999, we expect the U.S. economy to be more sluggish. Although the worst seems to be over in Southeast Asia and Japan, we don't expect those economies to make a quick recovery in 1999. As a result, lackluster demand from overseas is likely to continue to put pressure on the earnings of American multinationals. It's also hard to imagine that consumers will be able to maintain the same high levels of spending in 1999. Lower consumer spending will certainly impact top-line earnings growth at many companies. And finally, with inflation likely to remain tame, pricing power will continue to diminish for corporations. In this environment, increases in corporate earnings will be much harder to come by and investors should temper their expectations accordingly.

   As for stocks, we expect the market to broaden out in 1999. With this year's robust market gains limited to such a small group of stocks, the opportunity lies in those companies with more reasonable valuations and solid fundamentals that have lagged the market in 1998. The key will be to invest in companies with bulletproof earnings that won't disappoint investors. We believe that Sovereign Investors Fund is well positioned for this market environment. Our universe of "dividend performers" historically have been able to grow their earnings consistently in any economic environment, even an economic slowdown.

"...we expect the market to broaden out in 1999."

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

(1) Figures from Lipper Analytical Services, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
                              A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge of 1% (declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                          ONE       FIVE        TEN
                                         YEAR       YEARS      YEARS
                                         ----       -----      -----
Cumulative Total Returns                 9.83%     111.47%    304.63%
Average Annual Total Returns             9.83%      16.16%     15.00%


--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                               SINCE
                                                     ONE     INCEPTION
                                                    YEAR     (1/3/94)
                                                    ----     --------
Cumulative Total Returns                            9.79%     113.44%
Average Annual Total Returns                        9.79%      16.40%


--------------------------------------------------------------------------------
CLASS C*
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                               SINCE
                                                             INCEPTION
                                                             (5/1/98)
                                                             --------
Cumulative Total Return                                        4.19%
Average Annual Total Return(1)                                 4.19%


--------------------------------------------------------------------------------
CLASS Y**
--------------------------------------------------------------------------------

For the period ended December 31, 1998

                                                               SINCE
                                          ONE       FIVE     INCEPTION
                                         YEAR       YEARS    (5/7/93)
                                         ----       -----    --------
Cumulative Total Returns                16.05%     126.54%    138.16%
Average Annual Total Returns            16.05%      17.77%     16.59%


--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------

As of December 31, 1998

                                                            SEC 30-DAY
                                                               YIELD
                                                               -----
John Hancock Sovereign Investors Fund: Class A                  1.18%
John Hancock Sovereign Investors Fund: Class B                  0.52%
John Hancock Sovereign Investors Fund: Class C                  0.66%
John Hancock Sovereign Investors Fund: Class Y                  1.57%

Notes to Performance

 *  The new Class C shares commenced operations on May 1, 1998.

**  The original Class C shares were renamed Class Y shares effective May 1,
    1998.

(1) Not annualized.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------
Line chart with the heading John Hancock Sovereign Investors Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $57,864 as of December 31, 1998. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund, before sales charge, on December 31, 1988, and is equal to $42,597 as of December 31, 1998. The third line represents the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $40,463 as of December 31, 1998.


Chart representing the growth of $10,000 investment for the Fund's Class B, C and Y shares in lower right hand corner of page. Within the chart there are three columns and four rows.

Going from left to right, the first column represents information for Class B shares. From top to bottom the information is as follows: Inception Date:
1/3/94; Without Sales Charge: $21,544; With Maximum Sales Charge: $21,344; Standard and Poor's 500 Stock Index: $29,424. The second column represents Class C shares. Top to bottom information is as follows: Inception Date: 5/1/98; Without Sales Charge: $10,518; With Maximum Sales Charge: $10,418; Standard and Poor's 500 Stock Index: $11,185. The third column represents Class Y shares. From top to bottom information is as follows: Inception Date: 5/7/93; Without Sales Charge: $23,816; With Maximum Sales Charge: N/A; Standard and Poor's 500 Stock Index: $31,552.
--------------------------------------------------------------------------------

                           Class B   Class C  Class Y

Inception Date             1/3/94    5/1/98   5/7/93

Without Sales Charge       $21,544   $10,518  $23,816

With Maximum Sales Charge  $21,344   $10,418  N/A

Standard and Poor's
500 Stock Index            $29,424   $11,185  $31,552

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Assets and Liabilities
December 31, 1998
--------------------------------------------------------------------------------

Assets:
  Investments at value - Note C:
   Common and preferred stocks (cost - $1,555,634,285) .....................   $2,415,736,551
   Corporate bonds (cost - $95,129,144) ....................................       97,912,266
   U.S. government and agencies obligations (cost - $101,792,234) ..........      103,193,709
   Joint repurchase agreement (cost - $137,799,000) ........................      137,799,000
   Corporate savings account ...............................................           25,652
                                                                               --------------
                                                                                2,754,667,178
  Receivable for shares sold ...............................................          819,454
  Dividends receivable .....................................................        3,201,415
  Interest receivable ......................................................        3,171,339
  Other assets .............................................................          206,860
                                                                               --------------
                    Total Assets ...........................................    2,762,066,246
                    -------------------------------------------------------------------------
Liabilities:
  Payable for investments purchased ........................................       15,462,725
  Payable for shares repurchased ...........................................          680,428
  Payable to John Hancock Advisers, Inc. ...................................
   and affiliates - Note B .................................................        4,210,248
                                                                               --------------
                    Total Liabilities ......................................       20,353,401
                    -------------------------------------------------------------------------
Net Assets:
  Capital paid-in ..........................................................    1,852,538,012
  Accumulated net realized gain on investments .............................       20,604,734
  Net unrealized appreciation of investments ...............................      864,302,182
  Undistributed net investment income ......................................        4,267,917
                                                                               --------------
                    Net Assets .............................................   $2,741,712,845
                    ========================================================================
Net Asset Value Per Share:
  (Based on net asset values and shares of beneficial interest outstanding -
  unlimited number of shares authorized with no par value)
  Class A - $1,884,460,320/77,765,266 ......................................           $24.23
  ===========================================================================================
  Class B - $790,276,726/32,655,983 ........................................           $24.20
  ===========================================================================================
  Class C* - $4,626,786/191,053 ............................................           $24.22
  ===========================================================================================
  Class Y** - $62,349,013/2,572,181 ........................................           $24.24
  ===========================================================================================
Maximum Offering Price Per Share***
  Class A - ($24.23 x 105.26%) .............................................           $25.51
  ===========================================================================================

  * The new Class C shares commenced operations on May 1, 1998.

 ** The original Class C shares were renamed Class Y shares effective May 1,
    1998.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1998. You'll also find the net asset value and the maximum offering price per share as of that date.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Operations
Year ended December 31, 1998
--------------------------------------------------------------------------------

Investment Income:
  Dividends ..........................................................    $37,067,284
  Interest ...........................................................     23,459,753
                                                                         ------------
                                                                           60,527,037
                                                                         ------------
  Expenses:
   Investment management fee - Note B ................................     13,903,829
   Distribution and service fee - Note B
     Class A .........................................................      5,422,067
     Class B .........................................................      6,885,899
     Class C .........................................................         15,306
   Transfer agent fee - Note B .......................................      4,018,640
   Financial services fee - Note B ...................................        410,748
   Custodian fee .....................................................        351,484
   Trustees' fees ....................................................        197,343
   Registration and filing fees ......................................        109,114
   Printing ..........................................................         98,832
   Miscellaneous .....................................................         69,796
   Auditing fee ......................................................         47,746
   Legal fees ........................................................         30,855
                                                                         ------------
                    Total Expenses ...................................     31,561,659
                    -----------------------------------------------------------------
                    Net Investment Income ............................     28,965,378
                    -----------------------------------------------------------------
Realized and Unrealized Gain on Investments:
  Net realized gain on investments sold ..............................    165,892,837
  Change in net unrealized appreciation/depreciation of investments ..    171,161,057
                                                                         ------------
                    Net Realized and Unrealized Gain on
                    Investments ......................................    337,053,894
                    -----------------------------------------------------------------
                    Net Increase in Net Assets
                    Resulting from Operations ........................   $366,019,272
                    =================================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31,
                                                                       --------------------------------
                                                                            1997              1998
                                                                       --------------    --------------
Increase (Decrease) in Net Assets:
From Operations:
   Net investment income ...........................................      $27,137,824       $28,965,378
   Net realized gain on investments sold ...........................      240,406,642       165,892,837
   Change in net unrealized appreciation/depreciation of investments      274,962,970       171,161,057
                                                                       --------------    --------------
     Net Increase in Net Assets Resulting from Operations ..........      542,507,436       366,019,272
                                                                       --------------    --------------
Distributions to Shareholders:
   Dividends from net investment income
     Class A - ($0.3203 and $0.3139 per share, respectively) .......      (22,908,079)      (23,712,516)
     Class B - ($0.1480 and $0.1358 per share, respectively) .......       (3,461,817)       (4,062,580)
     Class C** - (none and $0.1235 per share, respectively) ........               --           (14,721)
     Class Y*** - ($0.4017 and $0.3935 per share, respectively) ....         (719,361)         (927,523)
   Distributions from net realized gain on investments sold
     Class A - ($2.3840 and $1.2878 per share, respectively) .......     (168,473,550)      (95,145,395)
     Class B - ($2.3840 and $1.2878 per share, respectively) .......      (58,671,765)      (39,824,856)
     Class C** - (none and $1.2878 per share, respectively) ........               --          (204,020)
     Class Y*** - ($2.3840 and $1.2878 per share, respectively) ....       (4,607,424)       (3,140,420)
                                                                       --------------    --------------
       Total Distributions to Shareholders .........................     (258,841,996)     (167,032,031)
                                                                       --------------    --------------
From Fund Share Transactions - Net: * ..............................      258,579,708       135,002,951
                                                                       --------------    --------------
Net Assets:
   Beginning of period .............................................    1,865,477,505     2,407,722,653
                                                                       --------------    --------------
   End of period (including undistributed net investment
     income of $48,467 and $4,267,917, respectively) ...............   $2,407,722,653    $2,741,712,845
                                                                       ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------------------------------------
                                                                                   1997                            1998
                                                                       ----------------------------    ----------------------------
                                                                          SHARES          AMOUNT          SHARES          AMOUNT
                                                                       ------------    ------------    ------------    ------------
CLASS A
   Shares sold .....................................................     19,232,348    $415,010,041      13,387,027    $315,833,546
   Shares issued to shareholders in reinvestment of distributions ..      8,011,837     178,596,078       4,746,128     110,630,538
                                                                       ------------    ------------    ------------    ------------
                                                                         27,244,185     593,606,119      18,133,155     426,464,084
   Less shares repurchased .........................................    (22,602,919)   (489,814,527)    (18,399,338)   (432,577,451)
                                                                       ------------    ------------    ------------    ------------
   Net increase (decrease) .........................................      4,641,266    $103,791,592        (266,183)    ($6,113,367)
                                                                       ============    ============    ============    ============
CLASS B
   Shares sold .....................................................      9,793,231    $212,352,695       8,792,974    $207,827,824
   Shares issued to shareholders in reinvestment of distributions ..      2,605,792      58,050,121       1,764,977      41,005,639
                                                                       ------------    ------------    ------------    ------------
                                                                         12,399,023     270,402,816      10,557,951     248,833,463
   Less shares repurchased .........................................     (5,990,391)   (129,781,552)     (5,198,801)   (122,125,680)
                                                                       ------------    ------------    ------------    ------------
   Net increase ....................................................      6,408,632    $140,621,264       5,359,150    $126,707,783
                                                                       ============    ============    ============    ============
CLASS C**
   Shares sold .....................................................             --              --         193,199      $4,581,484
   Shares issued to shareholders in reinvestment of distributions ..             --              --           8,781         203,952
                                                                       ------------    ------------    ------------    ------------
                                                                                 --              --         201,980       4,785,436
   Less shares repurchased .........................................             --              --         (10,927)       (253,063)
                                                                       ------------    ------------    ------------    ------------
   Net increase ....................................................             --              --         191,053      $4,532,373
                                                                       ============    ============    ============    ============
CLASS Y***
   Shares sold .....................................................        581,603     $12,802,638         601,499     $14,196,937
   Shares issued to shareholders in reinvestment of distributions ..        238,907       5,326,777         174,378       4,066,776
                                                                       ------------    ------------    ------------    ------------
                                                                            820,510      18,129,415         775,877      18,263,713
   Less shares repurchased .........................................       (177,952)     (3,962,563)       (356,868)     (8,387,551)
                                                                       ------------    ------------    ------------    ------------
   Net increase ....................................................        642,558     $14,166,852         419,009      $9,876,162
                                                                       ============    ============    ============    ============

 ** The new Class C shares commenced operations on May 1, 1998.

*** The original Class C shares were renamed Class Y shares effective May 1,
    1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                          YEAR ENDED DECEMBER 31,
                                                 --------------------------------------------------------------------------
                                                    1994           1995           1996             1997             1998
                                                 ----------     ----------     ----------       ----------       ----------
CLASS A
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......       $15.10         $14.24         $17.87           $19.48           $22.41
                                                 ----------     ----------     ----------       ----------       ----------
   Net Investment Income .....................         0.46           0.40           0.36(3)          0.32(3)          0.31(3)
   Net Realized and Unrealized Gain (Loss)
    on Investments ...........................        (0.75)          3.71           2.77             5.31             3.11
                                                 ----------     ----------     ----------       ----------       ----------
     Total from Investment Operations ........        (0.29)          4.11           3.13             5.63             3.42
                                                 ----------     ----------     ----------       ----------       ----------
   Less Distributions:
     Dividends from Net Investment Income ....        (0.46)         (0.40)         (0.36)           (0.32)           (0.31)
     Distributions from Net Realized Gain
      on Investments Sold ....................        (0.11)         (0.08)         (1.16)           (2.38)           (1.29)
                                                 ----------     ----------     ----------       ----------       ----------
     Total Distributions .....................        (0.57)         (0.48)         (1.52)           (2.70)           (1.60)
                                                 ----------     ----------     ----------       ----------       ----------
   Net Asset Value, End of Period ............       $14.24         $17.87         $19.48           $22.41           $24.23
                                                 ==========     ==========     ==========       ==========       ==========
   Total Investment Return at Net
    Asset Value(2) ...........................        (1.85%)        29.15%         17.57%           29.14%           15.62%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..   $1,090,231     $1,280,321     $1,429,523       $1,748,490       $1,884,460
   Ratio of Expenses to Average Net Assets ...         1.16%          1.14%          1.13%            1.06%            1.03%
   Ratio of Net Investment Income to
    Average Net Assets .......................         3.13%          2.45%          1.86%            1.44%            1.33%
   Portfolio Turnover Rate ...................           45%            46%            59%              62%              51%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                     YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------------------------------
                                                   1994            1995         1996         1997         1998
                                                 --------        --------     --------     --------     --------
CLASS B (1)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......     $15.02          $14.24       $17.86       $19.46       $22.38
                                                 --------        --------     --------     --------     --------
   Net Investment Income(3) ..................       0.38            0.27         0.21         0.16         0.14
   Net Realized and Unrealized Gain (Loss)
    on Investments ...........................      (0.69)           3.71         2.77         5.29         3.11
                                                 --------        --------     --------     --------     --------
       Total from Investment Operations ......      (0.31)           3.98         2.98         5.45         3.25
                                                 --------        --------     --------     --------     --------
   Less Distributions:
     Dividends from Net Investment Income ....      (0.36)          (0.28)       (0.22)       (0.15)       (0.14)
     Distributions from Net Realized Gain
      on Investments Sold ....................      (0.11)          (0.08)       (1.16)       (2.38)       (1.29)
                                                 --------        --------     --------     --------     --------
       Total Distributions ...................      (0.47)          (0.36)       (1.38)       (2.53)       (1.43)
                                                 --------        --------     --------     --------     --------
   Net Asset Value, End of Period ............     $14.24          $17.86       $19.46       $22.38       $24.20
                                                 ========        ========     ========     ========     ========
   Total Investment Return at Net
    Asset Value(2) ...........................      (2.04%)(4)      28.16%       16.67%       28.14%       14.79%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..   $128,069        $257,781     $406,523     $610,976     $790,277
   Ratio of Expenses to Average Net Assets ...       1.86%(5)        1.90%        1.91%        1.83%        1.79%
   Ratio of Net Investment Income to
    Average Net Assets .......................       2.57%(5)        1.65%        1.10%        0.67%        0.58%
   Portfolio Turnover Rate ...................         45%             46%          59%          62%          51%

                                                                              PERIOD
                                                                        FROM MAY 1, 1998
                                                                        (COMMENCEMENT OF
                                                                          OPERATIONS) TO
                                                                        DECEMBER 31, 1998
                                                                        -----------------
CLASS C (7)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ..................................   $24.43
                                                                             ------
   Net Investment Income(3) ..............................................     0.13
   Net Realized and Unrealized Gain on Investments .......................     1.07
                                                                             ------
       Total from Investment Operations ..................................     1.20
                                                                             ------
   Less Distributions:
     Dividends from Net Investment Income ................................    (0.12)
     Distributions from Net Realized Gain on Investments Sold ............    (1.29)
                                                                             ------
       Total Distributions ...............................................    (1.41)
                                                                             ------
   Net Asset Value, End of Period ........................................   $24.22
                                                                             ======
   Total Investment Return at Net Asset Value(2) .........................     5.18%(4)

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..............................   $4,627
   Ratio of Expenses to Average Net Assets ...............................     1.67%(5)
   Ratio of Net Investment Income to Average Net Assets ..................     0.84%(5)
   Portfolio Turnover Rate ...............................................       51%

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Financial Highlights (continued)
-------------------------------------------------------------------------------

                                                                  YEAR ENDED DECEMBER 31,
                                                 -----------------------------------------------------------
                                                   1994        1995        1996          1997          1998
                                                 -------     -------     -------       -------       -------
CLASS Y(6)
Per Share Operating Performance
   Net Asset Value, Beginning of Period ......    $15.11      $14.24      $17.87        $19.48        $22.41
                                                 -------     -------     -------       -------       -------
   Net Investment Income .....................      0.52        0.46        0.44(3)       0.41(3)       0.40(3)
   Net Realized and Unrealized Gain (Loss)
    on Investments ...........................     (0.77)       3.71        2.76          5.30          3.11
                                                 -------     -------     -------       -------       -------
       Total from Investment Operations ......     (0.25)       4.17        3.20          5.71          3.51
                                                 -------     -------     -------       -------       -------
   Less Distributions:
     Dividends from Net Investment Income ....     (0.51)      (0.46)      (0.43)        (0.40)        (0.39)
     Distributions from Net Realized Gain
      on Investments Sold ....................     (0.11)      (0.08)      (1.16)        (2.38)        (1.29)
                                                 -------     -------     -------       -------       -------
       Total Distributions ...................     (0.62)      (0.54)      (1.59)        (2.78)        (1.68)
                                                 -------     -------     -------       -------       -------
   Net Asset Value, End of Period ............    $14.24      $17.87      $19.48        $22.41        $24.24
                                                 =======     =======     =======       =======       =======
   Total Investment Return at Net
    Asset Value(2) ...........................     (1.57%)     29.68%      17.99%        29.60%        16.05%

Ratios and Supplemental Data
   Net Assets, End of Period (000s omitted) ..   $15,128     $19,946     $29,431       $48,256       $62,349
   Ratio of Expenses to Average Net Assets ...      0.81%       0.74%       0.75%         0.71%         0.69%
   Ratio of Net Investment Income to
    Average Net Assets .......................      3.53%       2.84%       2.26%         1.79%         1.67%
   Portfolio Turnover Rate ...................        45%         46%         59%           62%           51%

(1) Class B shares commenced operations on January 3, 1994.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) Based on the average of the shares outstanding at the end of each month.
(4) Not annualized.
(5) Annualized.
(6) Effective May 1, 1998, the original Class C shares were renamed Class Y shares.
(7) The new Class C shares commenced operations on May 1, 1998.

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

Schedule of Investments
December 31, 1998

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, and are unaudited.
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Sovereign Investors Fund on December 31, 1998. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                             COMPOUND
  NUMBER                                                                                      GROWTH       MARKET
OF SHARES                                                                                      RATE         VALUE
---------                                                                                    --------      ------
COMMON STOCKS (87.49%)
Advertising (2.76%)
  950,000  Interpublic Group of Companies,
             Inc. (The) @ 79 3/4.............................................................             $75,762,500
                                                                                                       --------------
           One of the largest advertising agencies in
           the world
           Earnings P/S................$.70, .79, .82, .95, .99, 1.19, 1.36, 1.34, 1.81, 2.18   13.5%
           Dividends P/S....................$.21, .25, .27, .30, .33, .36, .40, .44, .50, .58   11.9%
           Price/Earnings Ratio..........................................................38.2

Banks (6.50%)
  797,500  Banc One Corp. @ 51 1/16..........................................................              40,722,344
           Ohio-based bank holding company
           Earnings P/S............$.98, 1.10, 1.50, 1.88, 2.21, 2.49, 2.07, 2.60, 2.03, 3.13    4.9%
           Dividends P/S...............$.52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38, 1.52   13.0%
           Price/Earnings Ratio..........................................................14.9

  450,000  BankAmerica Corp. @ 60 1/8........................................................              27,056,250
           Third largest bank holding company in the U.S.
           Earnings P/S............$1.45, 2.31, 1.67, .38, 2.26, 2.47, 3.03, 3.53, 4.07, 4.16   12.4%
           Dividends P/S................$.55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37, 1.59   12.5%
           Price/Earnings Ratio..........................................................16.2

  700,000  First Tennessee National Corp. @ 38 1/16..........................................              26,643,750
           Tennessee-based bank holding company
           Earnings P/S................$.57, .61, .63, .88, .76, 1.01, 1.12, 1.27, 1.49, 1.70   12.9%
           Dividends P/S....................$.24, .27, .29, .32, .38, .43, .49, .55, .62, .69   12.5%
           Price/Earnings Ratio..........................................................22.1

  824,300  First Union Corp. @ 60 13/16......................................................              50,127,744
           North Carolina-based bank holding company
           Earnings P/S...........$1.20, 1.26, 1.16, 1.45, 1.81, 2.34, 2.44, 2.41, 3.03, 2.68    9.3%
           Dividends P/S.................$.50, .54, .56, .64, .75, .86, .98, 1.10, 1.22, 1.58   13.6%
           Price/Earnings Ratio..........................................................16.1

  550,000  KeyCorp. @ 32.....................................................................              17,600,000
           Bank holding company with offices from
           coast to coast
           Earnings P/S...........$1.16, 1.18, 1.23, 1.20, 1.49, 1.58, 1.62, 1.78, 1.87, 2.23    7.5%
           Dividends P/S....................$.40, .44, .46, .49, .56, .64, .72, .76, .84, .94   10.0%
           Price/Earnings Ratio..........................................................14.2

  400,000  Wells Fargo Co. @ 39 15/16........................................................              15,975,000
           Diversified financial services company providing
           banking, insurance, investments and consumer
           finance
           Earnings P/S................$.57, .63, .68, .73, .86, 1.05, 1.21, 1.37, 1.55, 1.75   13.3%
           Dividends P/S....................$.19, .21, .24, .27, .32, .38, .45, .53, .62, .70   15.6%
           Price/Earnings Ratio..........................................................22.8
                                                                                                       --------------
                                                                                                          178,125,088
                                                                                                       --------------

Beverages (1.64%)
1,100,000  PepsiCo, Inc. @ 40 15/16..........................................................             $45,031,250
                                                                                                       --------------
           Second largest soft drink company
           Earnings P/S..................$.57, .68, .68, .82, .87, 1.07, 1.21, .74, .81, 1.40   10.5%
           Dividends P/S....................$.16, .19, .23, .26, .31, .35, .39, .45, .49, .52   14.0%
           Price/Earnings Ratio..........................................................35.2

Building (1.94%)
1,850,000  Masco Corp. @ 28 3/4..............................................................              53,187,500
                                                                                                       --------------
           Manufactures building, home improvement
           and consumer products
           Earnings P/S...................$.71, .46, .14, .37, .68, .79, .55, .70, 1.14, 1.39    7.8%
           Dividends P/S....................$.25, .27, .29, .31, .33, .35, .37, .39, .41, .43    6.2%
           Price/Earnings Ratio..........................................................21.5

Business Services - Misc. (0.30%)
  367,500  ServiceMaster Co. (The) @ 22 1/16.................................................               8,107,969
                                                                                                       --------------
           Provides management services to health care,
           educational and industrial clients
           Earnings P/S.....................$.18, .29, .38, .50, .54, .51, .62, .52, .56, .64   15.1%
           Dividends P/S...................$.23, .24, .25, .26, .27, .273, .28, .30, .32, .34    4.4%
           Price/Earnings Ratio..........................................................34.5

Chemicals (2.76%)
  844,000  Air Products & Chemicals, Inc. @ 40...............................................              33,760,000
           Producer of industrial gases
           Earnings P/S.............$.99, 1.04, 1.11, 1.23, .88, 1.03, 1.65, 1.87, 1.95, 2.54   11.0%
           Dividends P/S....................$.32, .35, .38, .42, .45, .48, .51, .54, .59, .66    8.4%
           Price/Earnings Ratio..........................................................17.9

1,026,562  RPM, Inc. @ 16....................................................................              16,424,992
           Manufacturer of specialty chemicals and
           coatings to waterproof and rustproof structures
           Earnings P/S.....................$.31, .34, .36, .43, .46, .64, .69, .65, .84, .91   12.7%
           Dividends P/S....................$.22, .24, .27, .29, .31, .34, .36, .39, .42, .45    8.3%
           Price/Earnings Ratio..........................................................18.8

  865,000  Sigma - Aldrich Corp. @ 29 3/8....................................................              25,409,375
           Manufacturer of biochemical and organic
           products used for research and diagnostics
           Earnings P/S...............$.65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44, 1.61, 1.68   11.1%
           Dividends P/S....................$.09, .10, .11, .13, .15, .17, .19, .23, .26, .28   13.4%
           Price/Earnings Ratio..........................................................17.7
                                                                                                       --------------
                                                                                                           75,594,367
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund


                                                                                             COMPOUND
  NUMBER                                                                                      GROWTH       MARKET
OF SHARES                                                                                      RATE         VALUE
---------                                                                                    --------      ------

Computers (1.95%)
  410,000  Automatic Data Processing, Inc. @ 80 3/16 ........................................             $32,876,875
           Largest independent computing services firm
           in the U.S.
           Earnings P/S....................$.72, .37, .42, .47, .53, .61, .71, .81, .90, 1.05    4.3%
           Dividends P/S....................$.07, .08, .10, .11, .13, .15, .18, .21, .24, .28   16.7%
           Price/Earnings Ratio..........................................................37.8

  300,000  Hewlett-Packard Co. @ 68 5/16 ....................................................              20,493,750
           Manufactures and services electronic
           measurement, analysis and computation
           instruments
           Earnings P/S...............$.88, .77, .76, .87, 1.16, 1.54, 2.32, 2.46, 3.00, 2.84   13.9%
           Dividends P/S....................$.10, .11, .13, .20, .24, .29, .38, .46, .54, .62   22.5%
           Price/Earnings Ratio..........................................................23.7
                                                                                                       --------------
                                                                                                           53,370,625
                                                                                                       --------------
Containers (2.12%)
  947,000  Bemis Co., Inc. @ 37 15/16 .......................................................              35,926,813
           Producer of a broad range of flexible packaging
           and equipment and pressure sensitive materials
           Earnings P/S...............$.90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84, 1.95, 2.15   10.2%
           Dividends P/S....................$.30, .36, .42, .46, .50, .54, .64, .72, .80, .88   12.7%
           Price/Earnings Ratio..........................................................18.2

  750,080  Sonoco Products Co. @ 29 5/8 .....................................................              22,221,120
           Leading manufacturer of containers,
           paper products and packaging
           Earnings P/S................$.53, .48, .97, 1.03, .90, 1.13, 1.50, 1.64, 1.67, .35    NMF
           Dividends P/S....................$.35, .39, .40, .43, .46, .48, .54, .59, .64, .70    8.0%
           Price/Earnings Ratio..........................................................17.2
                                                                                                       --------------
                                                                                                           58,147,933
                                                                                                       --------------
Diversified Operations (2.47%)
  300,000  DuPont (E.I.) De Nemours & Co. @ 53 1/16 .........................................              15,918,750
           Nation's largest chemical manufacturer
           Earnings P/S.............$1.77, 1.70, 1.57, .66, .12, 1.70, 2.72, 3.05, 2.43, 1.38    NMF
           Dividends P/S................$.73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23, 1.37    7.2%
           Price/Earnings Ratio..........................................................16.1

  276,700  Johnson Controls, Inc. @ 59 ......................................................              16,325,300
           Manufactures automotive systems and
           building controls
           Earnings P/S...........$1.21, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.52, 3.89   13.9%
           Dividends P/S....................$.59, .61, .63, .65, .69, .74, .79, .83, .88, .94    5.3%
           Price/Earnings Ratio..........................................................18.2

  500,000  Minnesota Mining & Manufacturing Co. @ 71 1/8 ....................................              35,562,500
           Manufactures industrial, commercial and
           health care products
           Earnings P/S...........$2.83, 2.94, 2.71, 2.76, 2.91, 2.81, 3.18, 3.36, 5.15, 3.28    1.7%
           Dividends P/S..........$1.30, 1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20    6.0%
           Price/Earnings Ratio..........................................................19.0
                                                                                                       --------------
                                                                                                           67,806,550
                                                                                                       --------------
Electronics (8.50%)
1,200,000  Emerson Electric Co. @ 60 1/2 ....................................................             $72,600,000
           Produces and sells electrical/electronic products
           and systems
           Earnings P/S...........$1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 1.95, 2.28, 2.52, 2.80    8.7%
           Dividends P/S.................$.58, .64, .67, .70, .74, .80, .92, 1.01, 1.11, 1.21    8.5%
           Price/Earnings Ratio..........................................................21.5

  750,000  General Electric Co. @ 102 1/16 ..................................................              76,546,875
           Dominant force in home appliances, electrical
           power and financial services
           Earnings P/S...........$1.09, 1.22, 1.27, 1.27, 1.16, 1.66, 1.89, 2.14, 2.42, 2.75   10.8%
           Dividends P/S..................$.43, .48, .52, .58, .65, .75, .85, .95, 1.08, 1.25   12.6%
           Price/Earnings Ratio..........................................................36.3

  750,000  Grainger (W.W.), Inc. @ 41 5/8 ...................................................              31,218,750
           Leading distributor of electrical equipment
           Earnings P/S...........$1.10, 1.16, 1.18, 1.28, 1.38, 1.64, 1.34, 1.99, 2.21, 2.42    9.2%
           Dividends P/S....................$.25, .28, .31, .33, .35, .39, .45, .49, .53, .59   10.0%
           Price/Earnings Ratio..........................................................17.1

  700,000  Honeywell, Inc. @ 75 5/16.... ....................................................              52,718,750
           Makes automation and control systems
           Earnings P/S...........$3.55, 2.52, 2.37, 3.41, 1.78, 2.19, 2.44, 2.96, 3.51, 4.32    2.2%
           Dividends P/S................$.57, .70, .77, .84, .91, .97, 1.01, 1.06, 1.09, 1.13    7.9%
           Price/Earnings Ratio..........................................................17.2
                                                                                                       --------------
                                                                                                          233,084,375
                                                                                                       --------------
Finance (0.77%)
  425,000  Citigroup, Inc. @ 49 1/2 .........................................................              21,037,500
                                                                                                       --------------
           Diversified global financial services company
           offering commercial/consumer banking,
           investment banking, brokerage services and
           insurance to consumer and corporate
           customers around the world
           Earnings P/S................$.46, .47, .55, .71, .88, 1.29, 1.28, 1.64, 2.55, 2.76   22.0%
           Dividends P/S...................$.05, .06, .075, .12, .16, .19, .27, .30, .40, .56   30.8%
           Price/Earnings Ratio..........................................................19.0

Food (2.92%)
  430,000  Archer-Daniels-Midland Co. @ 17 3/16 .............................................               7,390,625
           Processes and merchandises agricultural
           products
           Earnings P/S....................$.73, .68, .70, .72, .73, .91, 1.29, .89, .84, .66    NMF
           Dividends P/S..................$.03, .04, .045, .047, .05, .06, .10, .17, .18, .19   22.8%
           Price/Earnings Ratio..........................................................29.5

  500,000  Campbell Soup Co. @ 55 ...........................................................              27,500,000
           Manufactures and markets branded
           convenience food products
           Earnings P/S...............$.01, .05, .84, 1.02, .54, 1.32, 1.45, 1.33, 1.75, 1.55   75.1%
           Dividends P/S....................$.24, .26, .31, .40, .52, .58, .64, .71, .79, .86   15.2%
           Price/Earnings Ratio..........................................................28.5

1,600,000  Sara Lee Corp. @ 28 3/16 .........................................................              45,100,000
           Manufactures brand name packaged foods
           and consumer products
           Earnings P/S...................$.47, .49, .71, .64, .72, .23, .84, .94, 1.05, (.43)   NMF
           Dividends P/S....................$.19, .22, .24, .26, .30, .33, .35, .39, .43, .47   10.6%
           Price/Earnings Ratio..................................................................NMF
                                                                                                       --------------
                                                                                                           79,990,625
                                                                                                       --------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                             COMPOUND
  NUMBER                                                                                      GROWTH       MARKET
OF SHARES                                                                                      RATE         VALUE
---------                                                                                    --------      ------

Furniture (1.28%)
1,590,000  Leggett & Platt, Inc. @ 22 .......................................................             $34,980,000
                                                                                                       --------------
           Produces intermediate products for the home
           furnishings industry
           Earnings P/S...................$.33, .33, .16, .38, .49, .65, .78, .81, 1.05, 1.23   15.7%
           Dividends P/S..................$.09, .105, .108, .12, .14, .16, .19, .23, .27, .32   15.1%
           Price/Earnings Ratio..........................................................17.7

Insurance (6.44%)
  800,000  AFLAC Corp. @ 44 .................................................................              35,200,000
           Global specialty insurer
           Earnings P/S.................$.27, .38, .46, .57, .72, .90, 1.14, 1.21, 2.28, 1.74   23.0%
           Dividends P/S....................$.08, .09, .10, .11, .13, .15, .17, .19, .22, .25   13.5%
           Price/Earnings Ratio..........................................................28.3

  450,000  American International Group, Inc. @ 96 5/8 ......................................              43,481,250
           Broadly based property-casualty insurance
           organization
           Earnings P/S...........$1.31, 1.36, 1.42, 1.46, 1.74, 1.97, 2.27, 2.64, 3.04, 3.48   11.5%
           Dividends P/S.....................$.07, .08, .09, .10, .11, 13, .14, .16, .19, .21   13.0%
           Price/Earnings Ratio..........................................................30.2

  814,300  ReliaStar Financial Corp. @ 46 1/8 ...............................................              37,559,587
           Financial services company engaged in life/health
           insurance and consumer finance
           Earnings P/S...............$.68, .79, .86, .96, 1.26, 1.53, 2.08, 2.46, 2.61, 2.89   17.4%
           Dividends P/S....................$.30, .32, .35, .37, .39, .44, .49, .55, .61, .71   10.0%
           Price/Earnings Ratio..........................................................15.4

1,035,000  UNUM Corp. @ 58 3/8.......... ....................................................              60,418,125
           Holding company for Unum Life Insurance
           Company of America
           Earnings P/S............$.97, 1.35, 1.51, 1.78, 1.89, 1.20, 1.88, 1.72, 2.43, 2.69   12.0%
           Dividends P/S....................$.14, .19, .25, .31, .38, .46, .52, .55, .57, .59   17.3%
           Price/Earnings Ratio..........................................................21.6
                                                                                                       --------------
                                                                                                          176,658,962
                                                                                                       --------------
Leisure (0.92%)
  700,000  Hasbro, Inc. @ 36 1/8 ............................................................              25,287,500
                                                                                                       --------------
           Designs, manufactures and markets toys,
           games and interactive software
           Earnings P/S...............$.69, .69, .50, 1.18, 1.45, 1.30, 1.11, 1.43, 1.68, .71    0.3%
           Dividends P/S....................$.07, .08, .10, .13, .15, .18, .21, .25, .31, .32   18.4%
           Price/Earnings Ratio..........................................................22.2

Machinery (2.59%)
1,000,000  Dover Corp. @ 36 5/8 .............................................................              36,625,000
           Manufactures a variety of specialized
           industrial products
           Earnings P/S.................$.57, .64, .56, .54, .66, .83, 1.17, 1.67, 1.72, 1.72   13.1%
           Dividends P/S....................$.18, .19, .21, .22, .23, .25, .28, .32, .36, .40    9.3%
           Price/Earnings Ratio..........................................................21.7

  862,900  Pentair, Inc. @ 39 13/16 .........................................................              34,354,206
           Manufactures enclosures for electrical, electronic,
           woodworking and power tool equipment
           Earnings P/S.............$.93, .96, 1.01, 1.06, 1.19, 1.20, 1.40, 1.73, 2.11, 2.57   12.0%
           Dividends P/S....................$.27, .29, .31, .33, .34, .36, .40, .50, .54, .60    9.3%
           Price/Earnings Ratio..........................................................16.2
                                                                                                       --------------
                                                                                                           70,979,206
                                                                                                       --------------
Media (4.55%)
  900,000  Gannett Co., Inc. @ 64 1/2........................................................             $58,050,000
           Publishes 81 daily/50 nondaily newspapers,
           operates 10 TV, 8 FM and 7 AM stations
           Earnings P/S...........$1.23, 1.17, 1.04, 1.13, 1.32, 1.53, 1.67, 1.69, 2.73, 3.42   12.0%
           Dividends P/S....................$.56, .61, .62, .63, .65, .67, .69, .71, .74, .78    3.8%
           Price/Earnings Ratio..........................................................22.4

  655,600  McGraw-Hill Cos., Inc. @ 101 7/8 .................................................              66,789,250
           Provides informational products and services
           for business and industry
           Earnings P/S.............$.49, 1.77, 1.58, 1.58, .12, 2.00, 2.25, 2.44, 5.36, 3.39   24.0%
           Dividends P/S..........$1.00, 1.08, 1.10, 1.12, 1.14, 1.16, 1.20, 1.32, 1.44, 1.56    5.1%
           Price/Earnings Ratio..........................................................30.4
                                                                                                       --------------
                                                                                                          124,839,250
                                                                                                       --------------
Medical (10.07%)
  850,000  Abbott Laboratories @ 49..........................................................              41,650,000
           Major pharmaceutical and healthcare firm
           Earnings P/S.................$.49, .56, .61, .71, .82, .91, 1.03, 1.17, 1.32, 1.49   13.2%
           Dividends P/S.........................$.17, .20, .24, .29, .33, .37, .41, .53, .59   14.8%
           Price/Earnings Ratio..........................................................33.3

  750,000  Baxter International, Inc. @ 64 5/16 .............................................              48,234,375
           The company operates four divisions: renal,
           biotech, cardiovascular and intravenous
           systems and international distribution
           Earnings P/S..........$1.49, (.05), 2.10, 1.80, 1.69, (.62), 1.41, 2.07, .99, 1.03    NMF
           Dividends P/S..............$.56, .64, .74, .86, 1.00, 1.03, 1.11, 1.17, 1.14, 1.16    8.4%
           Price/Earnings Ratio..........................................................25.3

  500,000  Becton, Dickinson & Co. @ 42 11/16 ...............................................              21,343,750
           Manufactures broad line of medical supplies
           Earnings P/S...................$.68, .58, .61, .65, .68, .76, .90, 1.06, 1.20, .95    3.8%
           Dividends P/S...................$.13, .14, .15, .154, .17, .19, .21, .24, .27, .30    9.7%
           Price/Earnings Ratio..........................................................30.3

  550,000  Bristol-Myers Squibb Co. @ 133 13/16 .............................................              73,596,875
           Produces pharmaceuticals, medical devices,
           non-prescription health products
           Earnings P/S............$.72, 1.67, 1.89, 2.00, 1.61, 1.97, 2.02, 1.98, 3.13, 3.55   19.4%
           Dividends P/S..........$1.02, 1.10, 1.25, 1.40, 1.45, 1.47, 1.49, 1.51, 1.53, 1.60    5.1%
           Price/Earnings Ratio..........................................................37.4

  626,000  Johnson & Johnson @ 83 7/8 .......................................................              52,505,750
           Major producer of prescription and
           non-prescription drugs, toiletries, medical
           instruments and supplies
           Earnings P/S.............$.80, .85, 1.07, 1.20, 1.35, 1.53, 1.80, 2.11, 2.42, 2.68   14.4%
           Dividends P/S....................$.28, .33, .39, .45, .51, .57, .64, .74, .85, .97   14.8%
           Price/Earnings Ratio..........................................................31.4

  150,000  Merck & Co., Inc. @ 147 11/16 ....................................................              22,153,125
           World's largest ethical drug manufacturer
           Earnings P/S...........$1.26, 1.52, 1.75, 2.05, 1.84, 2.33, 2.61, 3.03, 3.66, 4.27   14.5%
           Dividends P/S..............$.57, .67, .79, .96, 1.06, 1.16, 1.28, 1.48, 1.74, 1.98   14.8%
           Price/Earnings Ratio..........................................................34.3

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                             COMPOUND
  NUMBER                                                                                      GROWTH       MARKET
OF SHARES                                                                                      RATE         VALUE
---------                                                                                    --------      ------

Medical (continued)
  300,000  Schering-Plough Corp. @ 55 1/4 ...................................................             $16,575,000
           Discovers, develops, manufactures and markets
           pharmaceutical and health care products worldwide
           Earnings P/S....................$.27, .32, .36, .43, .51, .59, .69, .80, .94, 1.15   17.5%
           Dividends P/S....................$.11, .13, .16, .19, .22, .25, .28, .32, .37, .43   16.4%
           Price/Earnings Ratio..........................................................46.8
                                                                                                       --------------
                                                                                                          276,058,875
                                                                                                       --------------
Metal (0.21%)
  100,000  Illinois Tool Works, Inc. @ 58 ...................................................               5,800,000
                                                                                                       --------------
           Manufactures construction fasteners and
           packaging systems
           Earnings P/S...............$0.76, .83, .81, .84, .89, 1.11, 1.59, 1.88, 2.25, 2.60   14.6%
           Dividends P/S....................$.14, .17, .20, .23, .25, .27, .31, .35, .43, .51   15.4%
           Price/Earnings Ratio..........................................................22.5

Office (2.17%)
  900,000  Pitney Bowes, Inc. @ 66 1/16. ....................................................              59,456,250
                                                                                                       --------------
           Manufactures office automation equipment
           Earnings P/S................$.60, .67, .88, .94, .95, 1.12, 1.28, 1.51, 1.73, 2.01   14.4%
           Dividends P/S....................$.26, .30, .34, .39, .45, .52, .60, .69, .80, .90   14.8%
           Price/Earnings Ratio..........................................................32.1

Oil & Gas (3.27%)
  400,000  Chevron Corp. @ 82 15/16 .........................................................              33,175,000
           One of the largest integrated, international oil
           companies with interest in petrochemicals
           Earnings P/S............$.37, 3.05, 2.69, 1.69, 3.14, 2.09, 3.03, 2.64, 4.35, 3.68   29.1%
           Dividends P/S..........$1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44    6.4%
           Price/Earnings Ratio..........................................................28.0

  650,000  Mobil Corp. @ 87 1/8 .............................................................              56,631,250
           One of the largest integrated, international oil
           companies with interest in petrochemicals and
           plastics
           Earnings P/S...........$2.20, 2.05, 2.63, 1.43, 2.74, 1.92, 2.61, 3.83, 4.05, 3.21    4.3%
           Dividends P/S..........$1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12, 2.28    6.6%
           Price/Earnings Ratio..........................................................29.7
                                                                                                       --------------
                                                                                                           89,806,250
                                                                                                       --------------
Paper & Paper Products (0.89%)
  450,000  Kimberly-Clark Corp. @ 54 1/2 ....................................................              24,525,000
                                                                                                       --------------
           Leading producer of consumer and personal
           care products
           Earnings P/S.............$1.32, 1.35, 1.50, 1.69, .98, 1.78, 1.90, .37, 2.47, 1.43    0.9%
           Dividends P/S...................$.65, .68, .76, .82, .86, .88, .90, .92, .96, 1.00    4.9%
           Price/Earnings Ratio..........................................................22.2

Retail (10.45%)
  700,000  Albertson's, Inc. @ 63 11/16. ....................................................              44,581,250
           One of the largest retail food-drug chains in
           the United States
           Earnings P/S...............$.74, .83, .94, .95, 1.24, 1.58, 1.80, 1.96, 1.99, 2.24   13.1%
           Dividends P/S....................$.19, .23, .27, .31, .35, .42, .50, .58, .63, .67   15.0%
           Price/Earnings Ratio..........................................................28.4

1,050,000  Dayton Hudson Corp. @ 54 1/4 .....................................................              56,962,500
           General merchandiser selling through Target
           and Marvyn stores
           Earnings P/S..................$.89, .92, .75, .71, .76, .96, .80, 1.07, 1.48, 1.94    9.0%
           Dividends P/S....................$.19, .22, .24, .25, .27, .28, .29, .31, .33, .36    7.4%
           Price/Earnings Ratio..........................................................29.2

  500,000  Home Depot, Inc. (The) @ 61 3/16 .................................................             $30,593,750
           Operates a chain of retail building suppy/home
           improvement "warehouse" stores
           Earnings P/S....................$.11, .14, .19, .25, .33, .42, .49, .61, .77, 1.03   28.2%
           Dividends P/S..................$.008, .012, .02, .03, .04, .05, .06, .08, .10, .12   35.1%
           Price/Earnings Ratio..........................................................61.2

  566,000  McDonald's Corp. @ 76 5/8 ........................................................              43,369,750
           Develops, operates, franchises and services
           a worldwide system of restaurants
           Earnings P/S............$.96, 1.07, 1.16, 1.28, 1.41, 1.61, 1.90, 2.14, 2.34, 2.35   10.5%
           Dividends P/S....................$.15, .17, .18, .20, .21, .23, .26, .29, .32, .35    9.9%
           Price/Earnings Ratio..........................................................30.5

2,561,600  SYSCO Corp. @ 27 7/16 ............................................................              70,283,900
           Largest distributor of food service products
           Earnings P/S.....................$.37, .38, .43, .47, .55, .62, .71, .68, .87, .98   11.4%
           Dividends P/S...................$.046, .05, .07, .11, .14, .18, .22, .26, .30, .36   25.7%
           Price/Earnings Ratio..........................................................27.4

  500,000  Wal-Mart Stores, Inc. @ 81 7/16 ..................................................              40,718,750
           Operates chain of discount department stores
           Earnings P/S................$.48, .55, .64, .80, .97, 1.11, 1.24, 1.27, 1.47, 1.85   16.2%
           Dividends P/S....................$.06, .07, .09, .11, .13, .17, .20, .21, .27, .31   20.0%
           Price/Earnings Ratio..........................................................44.0
                                                                                                       --------------
                                                                                                          286,509,900
                                                                                                       --------------
Soap & Cleaning Preparations (1.06%)
  800,000  Ecolab, Inc. @ 36 3/16                                                                          28,950,000
                                                                                                       --------------
           Develops and markets premium institutional
           cleansing, sanitizing and maintenance
           products and services
           Earnings P/S....................$.03, .49, .47, .48, .59, .68, .67, .84, .99, 1.16   50.1%
           Dividends P/S................$.165, .168, .175, .179, .20, .23, .26, .29, .34, .49   12.9%
           Price/Earnings Ratio..........................................................32.3

Tobacco (1.46%)
  750,000  Philip Morris Cos., Inc. @ 53 1/2                                                               40,125,000
                                                                                                       --------------
           Global tobacco, brewing and food company
           Earnings P/S...........$1.05, 1.27, 1.45, 1.65, 1.67, 1.52, 2.08, 2.47, 2.68, 2.64   10.8%
           Dividends P/S...............$.42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60, 1.68   16.7%
           Price/Earnings Ratio..........................................................17.0

Utilities (7.50%)
  300,000  ALLTEL Corp. @ 59 13/16 ..........................................................              17,943,750
           Provides wireline and wireless communications
           and information services
           Earnings P/S...........$1.13, 1.20, 1.18, 1.18, 1.35, 1.56, 1.61, 1.50, 2.53, 2.24    7.9%
           Dividends P/S.................$.59, .66, .71, .76, .82, .90, .98, 1.06, 1.12, 1.18    8.0%
           Price/Earnings Ratio..........................................................28.5

  350,000  Ameritech Corp. @ 63 3/8 .........................................................              22,181,250
           One of the world's largest communications
           companies
           Earnings P/S...........$1.15, 1.18, 1.19, 1.13, 1.33, 1.04, 1.83, 1.78, 2.06, 3.14   11.8%
           Dividends P/S................$.75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15, 1.22    5.6%
           Price/Earnings Ratio..........................................................27.0

  550,000  Bell Atlantic Corp. @ 53 .........................................................              29,150,000
           Telecommunications company providing voice
           and data services in the Mid-Atlantic region
           Earnings P/S...........$1.36, 1.69, 1.09, 1.69, 1.63, 1.63, 2.04, 2.00, 1.45, 1.83    3.4%
           Dividends P/S..........$1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51, 1.54    3.8%
           Price/Earnings Ratio..........................................................19.9

                       SEE NOTES TO FINANCIAL STATEMENTS.

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

                                                                                             COMPOUND
  NUMBER                                                                                      GROWTH       MARKET
OF SHARES                                                                                      RATE         VALUE
---------                                                                                    --------      ------

Utilities (continued)
  300,000  Century Telephone Enterprises, Inc. @ 67 1/2 .....................................             $20,250,000
           Louisiana-based telecommunications company
           Earnings P/S................$.40, .42, .48, .72, .93, 1.06, 1.41, 1.43, 2.08, 3.02   25.2%
           Dividends P/S.................$.18, .19, .191, .196, .21, .213, .22, .24, .25, .26    4.2%
           Price/Earnings Ratio..........................................................31.7

  200,000  Duke Energy Corp. @ 64 1/16 ......................................................              12,812,500
           Generates, transmits, distributes and sells
           electric energy in the Piedmont sections
           of North and South Carolina
           Earnings P/S...........$2.57, 2.40, 2.51, 2.08, 2.83, 3.00, 3.26, 2.73, 2.66, 3.60    3.8%
           Dividends P/S..........$1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16, 2.20    4.2%
           Price/Earnings Ratio..........................................................19.6

  450,000  National Fuel Gas Co. @ 45 3/16 ..................................................              20,334,375
           Integrated natural gas system serving N.Y., PA
           and Ohio
           Earnings P/S............$1.93, 1.83, 1.68, 1.94, 2.21, 2.23, 2.03, 2.79, 3.02, .84    NMF
           Dividends P/S..........$1.32, 1.40, 1.45, 1.49, 1.53, 1.57, 1.61, 1.67, 1.73, 1.79    3.4%
           Price/Earnings Ratio..........................................................15.6

  250,000  Northern States Power Co. @ 27 3/4 ...............................................               6,937,500
           Provides electric, utility and gas services to
           Midwestern states
           Earnings P/S...........$1.62, 1.42, 1.47, 1.21, 1.35, 1.76, 1.88, 1.77, 1.74, 1.69    0.5%
           Dividends P/S..........$1.10, 1.15, 1.20, 1.25, 1.28, 1.31, 1.34, 1.37, 1.40, 1.43    3.0%
           Price/Earnings Ratio..........................................................13.9

1,401,200  Questar Corp. @ 19 3/8 ...........................................................              27,148,250
           Diversified holding company for Utah, Wyoming
           and Colorado natural gas transmission,
           distribution and storage
           Earnings P/S.................$.82, .78, .85, .80, 1.12, .99, .60, 1.15, 1.27, 1.21    4.4%
           Dividends P/S....................$.47, .49, .51, .52, .55, .57, .58, .60, .62, .65    3.7%
           Price/Earnings Ratio..........................................................16.2

  700,000  SBC Communications, Inc. @ 53 5/8                                                               37,537,500
           Provides telephone service throughout the
           United States and internationally
           Earnings P/S...........$.91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.74, .88, 2.01    9.2%
           Dividends P/S....................$.64, .68, .71, .73, .75, .78, .82, .85, .89, .93    4.2%
           Price/Earnings Ratio..........................................................25.7

  400,000  Teco Energy, Inc. @ 28 3/16 ......................................................              11,275,000
           Holding company for Tampa Electric, which
           provides regulated electric utility services
           in Florida
           Earnings P/S...........$1.18, 1.21, 1.24, 1.28, 1.30, 1.43, 1.46, 1.64, 1.67, 1.54    3.0%
           Dividends P/S...............$.75, .80, .85, .90, .95, 1.00, 1.05, 1.10, 1.17, 1.23    5.7%
           Price/Earnings Ratio..........................................................16.6
                                                                                                       --------------
                                                                                                          205,570,125
                                                                                                       --------------
                                                                          TOTAL COMMON STOCKS
                                                                        (Cost $1,538,737,272)           2,398,792,600
                                                                                                       --------------


  NUMBER                                                                MARKET
OF SHARES                                                                VALUE
---------                                                               ------

PREFERRED STOCKS (0.62%)
   23,975  CSC Holdings, Inc., 11.125%,
           Ser M @ 111 1/2 ................................          $2,673,185
   72,392  CSC Holdings, Inc., 11.750%,
           Ser H @ 114 1/4 ................................           8,270,766
   60,000  Lasmo America, Ltd., 8.150% (R) @ 100 ..........           6,000,000
                                                                 --------------
                                    TOTAL PREFERRED STOCKS
                                        (Cost $16,897,013)           16,943,951
                                                                 --------------
                         TOTAL COMMON AND PREFERRED STOCKS
                                     (Cost $1,555,634,285)        2,415,736,551
                                                                 --------------

 PAR VALUE
   (000s
  OMITTED)
 ---------

CORPORATE BONDS (3.57%)
   $6,000  Adelphia Communications Corp.,
           Sr Note 9.25%, 10-01-02 @ 105.500 ..............           6,330,000
    4,000  BankAmerica Corp., Sub Note
           8.125%, 02-01-02 @ 107.297 .....................           4,291,880
    1,000  BankAmerica Corp., Sub Note
           8.95%, 11-15-04 @ 102.789 ......................           1,027,890
    4,000  Beaver Valley Funding Corp II, Deb
           9.00%, 06-01-17 @ 112.500 ......................           4,500,000
    4,000  Cablevison Systems Corp., Sr Deb
           Ser B 8.125%, 08-15-09 @ 107.155 ...............           4,286,200
    8,000  Citibank Credit Card Master Trust,
           Series 1997-3A 6.839%, 02-10-04
           @ 100.633 ......................................           8,050,625
    5,000  CMS Energy Corp., Sr Note
           8.125%, 05-15-02 @ 103.735 .....................           5,186,750
    5,000  Comcast Corp., Sr Sub Deb
           10.25%, 10-15-01 @ 108.686 .....................           5,434,300
    1,500  Continental Cablevision, Inc., Deb
           9.50%, 08-01-13 @ 116.136 ......................           1,742,040
    5,000  CSC Holdings, Inc., Sr Note
           7.875%, 12-15-07 @ 105.125 .....................           5,256,250
    3,000  First Union Corp., Sub Note
           8.00%, 08-15-09 @ 110.230 ......................           3,306,900
    5,000  GTE North, Inc., Sr Sub Note
           9.60%, 01-01-21 @ 122.576 ......................           5,628,350
   12,473  Guaranteed Trade Trust, Note
           7.39%, 06-26-06 @ 107.340 ......................          13,388,653
   16,000  Long Island Lighting Co., Deb
           8.20%, 03-15-23 @ 111.000 ......................          17,760,000
    2,077  Midland Funding Corp. I, Deb
           Ser C-94 10.33%, 07-23-02 @ 106.666 ............           2,214,937

                       SEE NOTES TO FINANCIAL STATEMENTS

==============================FINANCIAL STATEMENTS==============================

                  John Hancock Funds - Sovereign Investors Fund

 PAR VALUE
   (000s                                                              MARKET
  OMITTED)                                                             VALUE
 ---------                                                            ------

CORPORATE BONDS (continued)
   $2,000  NationsBank Corp., Deb
           9.125%, 10-15-01 @ 109.261 .....................          $2,185,220
    1,865  North Atlantic Energy Corp., 1st Mtg Bond
           9.050%, 06-01-02 @ 103.899 .....................           1,937,716
    5,500  Northwest Airlines Corp., Note 8.375%,
           03-15-04 @ 97.901 ..............................           5,384,555
                                                                 --------------
                                      TOTAL CORPORATE BONDS
                                         (Cost $95,129,144)          97,912,266
                                                                 --------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (3.76%)
    3,000  Federal Home Loan Mort. Corp.,
           Sr Sub 5.75%, 04-15-08 @ 103.391 ...............           3,101,730
    5,000  Federal Home Loan Mort. Corp.,
           Sr Sub 8.00%, 12-15-08 @ 104.718 ...............           5,235,900
    6,088  Federal Home Loan Mort. Corp.,
           Sr Sub 7.50%, 08-01-11 @ 102.843 ...............           6,261,350
   10,000  Federal National Mort. Assn.,
           Sr Sub 8.50%, 02-01-05 @ 103.594 ...............          10,359,400
    5,000  Federal National Mort. Assn.,
           Sr Sub 6.21%, 11-07-07 @ 105.672 ...............           5,283,600
    7,095  Federal National Mort. Assn.,
           Sr Sub 6.50%, 02-01-12 @ 101.406 ...............           7,195,280
   13,708  Federal National Mort. Assn.,
           Sr Sub 6.00%, 11-01-13 @ 100.282 ...............          13,746,389
    2,918  Government National Mort. Assn.,
           8.00%, 08-15-24 @ 104.000 ......................           3,035,020
    3,611  Government National Mort. Assn.,
           7.50%, 07-15-26 @ 103.093 ......................           3,722,283
    3,081  Government National Mort. Assn.,
           7.50%, 11-15-26 @ 103.093 ......................           3,176,205
    5,500  United States Treasury,
           Bond 10.75%, 08-15-05 @ 133.375 ................           7,335,625
    8,000  United States Treasury,
           Bond 8.125%, 08-15-19 @ 133.547 ................          10,683,760
    5,000  United States Treasury,
           Bond 6.00%, 02-15-26 @ 109.078 .................           5,453,900
    6,000  United States Treasury,
           Bond 5.25%, 11-15-28 @ 102.375 .................           6,142,500
      100  United States Treasury,
           Note 7.875%, 11-15-99 @ 102.687 ................             102,687
   12,000  United States Treasury,
           Note 7.75%, 12-31-99 @ 102.984 .................          12,358,080
                                                                 --------------
                             TOTAL UNITED STATES GOVERNMENT
                                   AND AGENCIES OBLIGATIONS
                                        (Cost $101,792,234)         103,193,709
                                                                 --------------
 PAR VALUE
   (000s                                         INTEREST             MARKET
  OMITTED)                                         RATE                VALUE
 ---------                                       --------             ------

SHORT-TERM INVESTMENTS (5.03%)
 $137,799  Joint Repurchase Agreement (5.03%)
           Investment in a joint repurchase
             agreement transaction with
             SBC Warburg, Inc. - Dated
             12-31-98, due 01-04-99
             (Secured by U.S. Treasury
             Bonds, 6.250% thru 9.125%
             due 05-15-18 thru 08-15-23)
             - Note A.......................       4.75%           $137,799,000
                                                                 --------------
           Corporate Savings Account (0.00%)
           Investors Bank & Trust Company
             Daily Interest Savings Account
             Current Rate 4.00%.............                             25,652
                                                                 --------------
                TOTAL SHORT-TERM INVESTMENTS      (5.03%)           137,824,652
                                                -------          --------------
                           TOTAL INVESTMENTS    (100.47%)         2,754,667,178
                                                -------          --------------
           OTHER ASSETS AND LIABILITIES, NET      (0.47%)           (12,954,333)
                                                -------          --------------
                            TOTAL NET ASSETS    (100.00%)        $2,741,712,845
                                                =======          ==============

NMF = No Meaningful Figure

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,000,000 or 0.22% of the Fund's net assets as of December 31, 1998.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Growth and Income Fund, John Hancock Real Estate Fund and John Hancock Sovereign Balanced Fund. The other three series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

   The Trustees have authorized the issuance of multiple classes of the Fund, designated as Class A, Class B, Class C and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such distribution plan.

   Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

   The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class. DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. These agreements enable the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $800 million, collectively. Interest is charged to each fund, based on its borrowing, at a rate equal to 0.50% over the Fed Funds Rate. In addition, a commitment fee, at rates ranging from 0.070% to 0.075% per annum based on the average daily unused portion of the line of credit, is allocated among the participating funds. The Fund had no borrowing activity for the year ended December 31, 1998.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000. The Adviser had entered into a service agreement with Sovereign Asset Management Corporation ("SAMCorp"), an affiliate of the Adviser, to provide certain investment research and portfolio management services to the Fund, for which the Adviser paid SAMCorp 40% of its management fee. Effective at the close of business on December 31, 1998, the service agreement with SAMCorp has been eliminated. The Adviser will now employ SAMCorp portfolio management.

   The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1998, net sales charges received with regard to sales of Class A shares amounted to $3,807,415. Out of this amount, $449,748 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,950,331 was paid as sales commissions to unrelated broker-dealers and $1,407,336 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

   Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $1,203,371.

   Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended December 31, 1998, contingent deferred sales charges paid to JH Funds amounted to $1,516.

   In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted a Distribution Plan with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse

==========================NOTES TO FINANCIAL STATEMENTS=========================

                  John Hancock Funds - Sovereign Investors Fund

JH Funds for its distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

   The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), a wholly owned subsidiary of The Berkeley Financial Group. Class A, Class B and Class C shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class Y shares of the Fund.

   The Fund has an agreement with the Adviser to perform necessary tax and financial management services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

   Mr. Edward J. Boudreau, Jr., Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on an annual basis to reflect any income earned by the investment as well as any unrealized gains or losses. At December 31, 1998, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $15,319.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1998, aggregated $1,049,334,862 and $1,014,055,347, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended December 31, 1998, aggregated $166,866,562 and $191,642,519, respectively. The cost of investments owned at December 31, 1998 (excluding the corporate savings account) for federal income tax purposes was $1,892,908,606. Gross unrealized appreciation and depreciation of investments aggregated $875,977,522 and $14,244,602, respectively, resulting in net unrealized appreciation of $861,732,920

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1998, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $25,953,757, an increase in accumulated net investment income of $3,971,312 and an increase in capital paid-in of $21,982,445. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1998. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.

================================================================================

                  John Hancock Funds - Sovereign Investors Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust
John Hancock Sovereign Investors Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Investors Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments as of December 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund portfolio of John Hancock Investment Trust at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 8, 1999

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 1998.

   The Fund has designated distributions to shareholders of $160,305,127 as capital gain dividends.

   92.9% of the distributions qualify for the dividends received deduction available to corporations.

   Shareholders will be mailed a 1998 U.S. Treasury Department Form 1099-DIV in January 1999. This will reflect the total of all distributions which are taxable for calendar year 1998.


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                  John Hancock Funds - Sovereign Investors Fund

Historical Data (Unaudited)

The table below shows the record of the Fund during the past periods.
--------------------------------------------------------------------------------

CLASS A                                      PER SHARE
 YEAR                         ------------------------------------------
 ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
--------        -----------   -----------    ---------     -------------
 1985            2,105,220       $.53         $11.31           $.44
 1986            2,807,182        .55          12.36            .87
 1987            3,701,248        .58          10.96            .90
 1988            4,099,131        .60          11.19            .38
 1989            5,274,426        .61          12.60            .58
 1990            6,991,411        .59          11.94            .60
 1991           13,560,178        .53          14.31            .67
 1992           59,053,529        .45          14.78            .09
 1993           83,332,510        .42          15.10            .09
 1994           76,585,860        .46          14.24            .11
 1995           71,652,920        .40          17.87            .08
 1996           73,390,083        .36          19.48           1.16
 1997           78,031,449        .32          22.41           2.38
 1998           77,765,266        .31          24.23           1.29

CLASS B                                      PER SHARE
 YEAR                         ------------------------------------------
 ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
--------        -----------   -----------    ---------     -------------
 1994(1)         8,996,738       $.36         $14.24           $.11
 1995           14,432,679        .28          17.86            .08
 1996           20,888,201        .22          19.46           1.16
 1997           27,296,833        .15          22.38           2.38
 1998           32,655,983        .14          24.20           1.29

CLASS C                                      PER SHARE
 YEAR                         ------------------------------------------
 ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
--------        -----------   -----------    ---------     -------------
 1998(2)          191,053        $.12         $24.22          $1.29

CLASS Y                                      PER SHARE
 YEAR                         ------------------------------------------
 ENDED            SHARES       DIVIDENDS     NET ASSET     CAPITAL GAINS
DEC. 31,        OUTSTANDING   FROM INCOME      VALUE        DISTRIBUTION
--------        -----------   -----------    ---------     -------------
 1993(3)           674,320       $.34         $15.11           $.09
 1994            1,062,699        .51          14.24            .11
 1995            1,116,297        .46          17.87            .08
 1996            1,510,614        .43          19.48           1.16
 1997            2,153,172        .40          22.41           2.38
 1998            2,572,181        .39          24.24           1.29

(1)   Class B shares commenced operations on January 3, 1994.

(2)   The new Class C shares commenced operations on May 1, 1998.

(3) Effective May 1, 1998, Class C shares, which commenced operations on May 7, 1993, were renamed Class Y shares.


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                  John Hancock Funds - Sovereign Investors Fund

Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of December 31, 1998.
--------------------------------------------------------------------------------

                                                                   PERCENT OF
COMPANY                                                        DIVIDEND INCREASE
-------                                                        -----------------

Abbott Laboratories, Inc. .....................................      11.1%
AFLAC Corp. ...................................................      13.0
Air Products & Chemicals, Inc. ................................      13.3
Albertson's, Inc. .............................................       6.3
ALLTEL Corp. ..................................................       5.2
American International Group, Inc. ............................      12.0
Ameritech Corp. ...............................................       5.8
Archer-Daniels-Midland Co. ....................................       5.0
Automatic Data Processing, Inc. ...............................      15.1
Banc One Corp. ................................................      10.0
BankAmerica Corp. .............................................      18.4
Baxter International, Inc. ....................................       3.0
Becton, Dickinson & Co. .......................................      17.2
Bell Atlantic Corp. ...........................................       4.1
Bemis Co., Inc. ...............................................      10.0
Bristol-Myers Squibb Co. ......................................      10.3
Campbell Soup Co. .............................................       7.1
Century Telephone Enterprises, Inc. ...........................       5.4
Chevron Corp. .................................................       5.2
Citigroup, Inc. ...............................................      44.0
Dayton Hudson Corp. ...........................................      12.5
Dover Corp. ...................................................      10.5
Duke Energy Corp. .............................................       3.8
DuPont (E.I.) De Nemours & Co. ................................      11.1
Ecolab, Inc. ..................................................      10.5
Emerson Electric Co. ..........................................      10.2
First Tennessee National Corp. ................................      15.2
First Union Corp. .............................................      11.9
Gannett Co., Inc. .............................................       5.3
General Electric Co. ..........................................      16.7
Grainger (W.W.), Inc. .........................................      11.1
Hasbro, Inc. ..................................................      20.0
Hewlett-Packard Co. ...........................................      14.3
Home Depot, Inc. (The) ........................................      20.0
Honeywell, Inc. ...............................................       3.6
Illinois Tool Works, Inc. .....................................      25.0
Interpublic Group of Companies, Inc. ..........................      15.4
Johnson & Johnson .............................................      13.6
Johnson Controls, Inc. ........................................       8.7
KeyCorp .......................................................      11.9
Kimberly-Clark Corp. ..........................................       4.2
Leggett & Platt, Inc. .........................................       6.7
Masco Corp. ...................................................       4.8
McDonald's Corp. ..............................................       9.1
McGraw-Hill Cos., Inc. ........................................       8.3
Merck & Co., Inc. .............................................      20.0
Minnesota Mining & Manufacturing Co. ..........................       3.8
Mobil Corp. ...................................................       7.5
National Fuel Gas Co. .........................................       3.4
Northern States Power Co. .....................................       1.4
Pentair, Inc. .................................................       6.7
PepsiCo, Inc. .................................................       4.0
Philip Morris Cos., Inc. ......................................      10.0
Pitney Bowes, Inc. ............................................      12.5
Questar Corp. .................................................       4.8
ReliaStar Financial Corp. .....................................      19.4
RPM, Inc. .....................................................       4.9
Sara Lee Corp. ................................................       8.7
SBC Communications, Inc. ......................................       4.5
Schering-Plough Corp. .........................................      15.8
ServiceMaster Co. .............................................      12.5
Sigma-Aldrich Corp. ...........................................       3.6
Sonoco Products Corp. .........................................      10.0
SYSCO Corp. ...................................................      11.1
Teco Energy, Inc. .............................................       5.1
UNUM Corp. ....................................................       3.5
Wal-Mart Stores, Inc. .........................................      14.8
Wells Fargo Co. ...............................................      12.1
                                                                     ----
The average dividend increase for this group was ..............      10.4%
                                                                     ====


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                  John Hancock Funds - Sovereign Investors Fund





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                                                                 ---------------
       [LOGO] JOHN HANCOCK FUNDS                                    Bulk Rate
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--------------------------------------------------------------------------------
   This report is for the information of shareholders of the John Hancock Sovereign Investors Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[RECYCLE LOGO] Printed on Recycled Paper                             2900A 12/98
                                                                            2/99